Registration No. 33-29468
   ________________________________________________________________________

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549
                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 (X)

                       Pre-Effective Amendment No. ___ ( )

                       Post-Effective Amendment No. 8 (X)

                                     and/or

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 (X)


                              Amendment No. 10 (X)

                        (Check appropriate box or boxes.)

                         THE PRIMARY INCOME FUNDS, INC.
               (Exact name of Registrant as Specified in Charter)

          First Financial Centre
          700 North Water Street
             Milwaukee, Wisconsin                             53202
   (Address of Principal Executive Offices)                (Zip Code)

                                 (414) 271-7870
              (Registrant's Telephone Number, including Area Code)

             David R. Aushwitz                              Copy to:
    Arnold Investment Counsel Incorporated             Richard L. Teigen
          First Financial Centre                        Foley & Lardner
          700 North Water Street                   777 East Wisconsin Avenue
           Milwaukee, Wisconsin  53202            Milwaukee, Wisconsin  53202
   (Name and Address of Agent for Service)


   Registrant has registered an indefinite number or amount of its three classes of common stock under the Securities Act of 1933 pursuant to Rule 24f-2 of the Investment Company Act of 1940, and filed its required Rule 24f-2 Notice for the Registrant's fiscal year ended June 30, 1995 on August 29, 1995.


   Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective.

   It is proposed that this filing become effective (check appropriate box):

             [X]  immediately upon filing pursuant to paragraph (b)

             [_]  on (date) pursuant to paragraph (b)


             [_]  60 days after filing pursuant to paragraph (a)(1)

             [_]  on (date) pursuant to paragraph (a)(1)

             [_]  75 days after filing pursuant to paragraph (a)(2)

             [_]  on (date) pursuant to paragraph (a)(2) of Rule 485

     ______________________________________________________________________

                               Page 1 of __ Pages
   The Exhibit Index is located at page ___ of the sequential numbering system.

                         THE PRIMARY INCOME FUNDS, INC.
                              CROSS REFERENCE SHEET

             (Pursuant to Rule 481 showing the location in the Prospectus and the Statement of Additional Information of the responses to the Items of Parts A and B of Form N-1A.)

                                      Caption or Subheading in Prospectus
        Item No. on Form N-1A         or Statement of Additional Information

   Part A - INFORMATION REQUIRED IN PROSPECTUS

   1.   Cover Page                    Cover Page

   2.   Synopsis                      EXPENSE INFORMATION

   3.   Condensed Financial           FINANCIAL HIGHLIGHTS; GENERAL
        Information                   INFORMATION ABOUT THE COMPANIES
                                      AND THE FUNDS

   4.   General Description           WHAT ARE THE PRIMARY TREND FUNDS?;
        of Registrant                 WHAT ARE THE FUNDS' INVESTMENT
                                      OBJECTIVES?; WHAT ARE THE FUNDS'
                                      INVESTMENT POLICIES?; DO THE FUNDS
                                      HAVE ANY INVESTMENT LIMITATIONS
                                      DESIGNED TO REDUCE RISKS?

   5.   Management of the             WHO MANAGES THE FUNDS?; WHAT ABOUT
        Fund                          BROKERAGE TRANSACTIONS?; GENERAL
                                      INFORMATION ABOUT THE COMPANIES AND
                                      THE FUNDS; WHO ARE THE DIRECTORS
                                      AND OFFICERS OF THE COMPANIES?

   5A.  Management's Discussion       INCLUDED IN ANNUAL REPORT TO
        of Fund Performance           SHAREHOLDERS

   6.   Capital Stock and             WHAT REPORTS WILL I RECEIVE?; WHAT
        Other Securities              ABOUT DIVIDENDS, CAPITAL GAINS
                                      DISTRIBUTIONS AND TAXES?; GENERAL
                                      INFORMATION ABOUT THE COMPANIES AND
                                      THE FUNDS

   7.   Purchase of Securities        HOW IS EACH FUND'S SHARE PRICE
        Being Offered                 DETERMINED?; HOW DO I OPEN AN ACCOUNT
                                      AND PURCHASE SHARES?; MAY SHAREHOLDERS
                                      MAKE EXCHANGES BETWEEN FUNDS?; MAY
                                      SHAREHOLDERS REINVEST DIVIDENDS?;
                                      WHAT RETIREMENT PLANS DO THE FUNDS
                                      OFFER?

   8.   Redemption or Repurchase      HOW DO I SELL MY SHARES?; MAY
                                      SHAREHOLDERS MAKE EXCHANGES BETWEEN
                                      FUNDS?; MAY SHAREHOLDERS SYSTEMATICALLY
                                      WITHDRAW INVESTMENTS IN FUND SHARES?

   9.   Legal Proceedings             *


   PART B - INFORMATION REQUIRED IN STATEMENT OF ADDITIONAL INFORMATION

   10.  Cover Page                    Cover Page

   11.  Table of Contents             Table of Contents

   12.  General Information and       *
        History

   13.  Investment Objectives         Included in Prospectus under "WHAT
        and Policies                  ARE THE FUNDS' INVESTMENT POLICIES?";
                                      INVESTMENT RESTRICTIONS; INVESTMENT
                                      CONSIDERATIONS

   14.  Management of the             Included in Prospectus under "WHO
        Registrant                    ARE THE DIRECTORS AND OFFICERS OF
                                      THE COMPANIES?"; DIRECTORS AND
                                      OFFICERS OF THE COMPANIES

   15.  Control Persons and           OWNERSHIP OF MANAGEMENT AND
        Principal Holders             PRINCIPAL SHAREHOLDERS
        of Securities

   16.  Investment Advisory           INVESTMENT ADVISER; CUSTODIAN;
        and Other Services            INDEPENDENT AUDITORS

   17.  Brokerage Allocation          ALLOCATION OF PORTFOLIO BROKERAGE

   18.  Capital Stock and             Included in Prospectus under "GENERAL
        Other Securities              INFORMATION ABOUT THE COMPANIES AND THE
                                      FUNDS"

   19.  Purchase, Redemption          Included in Prospectus under: "HOW IS
        and Pricing of                EACH FUND'S SHARE PRICE DETERMINED?;
        Securities Being Offered      HOW DO I OPEN AN ACCOUNT AND PURCHASE
                                      SHARES?; MAY SHAREHOLDERS MAKE
                                      EXCHANGES BETWEEN FUNDS?; MAY
                                      SHAREHOLDERS REINVEST DIVIDENDS?; WHAT
                                      RETIREMENT PLANS DO THE FUNDS OFFER?;
                                      HOW DO I SELL MY SHARES?; MAY
                                      SHAREHOLDERS SYSTEMATICALLY WITHDRAW
                                      INVESTMENTS IN FUND SHARES?";
                                      DETERMINATION OF NET ASSET VALUE;
                                      PURCHASE OF SHARES

   20.  Tax Status                    TAXES

   21.  Underwriters                  *

   22.  Calculations of               PERFORMANCE AND YIELD INFORMATION
        Performance Data

   23.  Financial Statements          FINANCIAL STATEMENTS


   _____________________

   * Answer negative or inapplicable

PROSPECTUS                                                      OCTOBER 24, 1995

                                  [C.R. LOGO]

                             FIRST FINANCIAL CENTRE
                             700 NORTH WATER STREET
                           MILWAUKEE, WISCONSIN 53202
                       (800) 443-6544 (FUND INFORMATION)
                      (800) 338-1579 (ACCOUNT INFORMATION)

     The Primary Trend Funds (the "Funds") consist of three no-load funds offering a variety of investment choices. The first of such Funds was The Primary Trend Fund, Inc., a total return fund launched September 15, 1986. The Primary Trend Fund, Inc. was followed on September 1, 1989 by The Primary Income Funds, Inc. which is a separate investment company consisting of two separate portfolios -- The Primary Income Fund and The Primary U.S. Government Fund -- dedicated primarily to the generation of income.

     The investment objectives of the Funds are set forth below.

     ---------------------------------------------------------------------------
          THE PRIMARY TREND FUND...

     seeks to maximize total return (a combination of capital growth and current income) without exposing capital to undue risk.

     ---------------------------------------------------------------------------
          THE PRIMARY INCOME FUND...

     seeks a high level of current income, with a reasonable opportunity for capital appreciation, from investments in a diversified portfolio of fixed-income securities and/or dividend-paying common and preferred stocks.

     ---------------------------------------------------------------------------
          THE PRIMARY U.S. GOVERNMENT FUND...

     seeks a high level of current income from investments in a diversified portfolio of securities issued or guaranteed as to principal and interest by the U.S. Government and its agencies or instrumentalities.

     No assurances can be given that the respective investment objectives of the Funds will be realized.
--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------


     This Prospectus sets forth concisely the information about the Funds that you should know before investing. Please read this Prospectus and retain it for future reference. Additional information about the Funds has been filed with the Securities and Exchange Commission in the form of a Statement of Additional Information, dated October 24, 1995 which is incorporated by reference in this Prospectus. Copies of the Statement of Additional Information will be provided without charge upon request to the Funds at the above address or telephone number.

--------------------------------------------------------------------------------
 TABLE OF CONTENTS


                                                  PAGE NO.                                                       PAGE NO.
                                                  --------                                                       --------
  EXPENSE INFORMATION..........................       2          MAY SHAREHOLDERS MAKE
  FINANCIAL HIGHLIGHTS.........................       3          EXCHANGES BETWEEN FUNDS?.....................      14
  WHAT ARE THE PRIMARY TREND                                     WHAT ABOUT DIVIDENDS, CAPITAL
    FUNDS?.....................................       4          GAINS DISTRIBUTIONS AND TAXES?...............      16
  WHAT ARE THE FUNDS' INVESTMENT                                 MAY SHAREHOLDERS REINVEST
    OBJECTIVES?................................       5          DIVIDENDS?...................................      16
  WHAT ARE THE FUNDS' INVESTMENT                                 MAY SHAREHOLDERS
    POLICIES?..................................       6          SYSTEMATICALLY WITHDRAW
  DO THE FUNDS HAVE ANY INVESTMENT                               INVESTMENTS IN FUND SHARES?..................      17
    LIMITATIONS DESIGNED TO REDUCE                               WHAT RETIREMENT PLANS DO THE
    RISK?......................................      10          FUNDS OFFER?.................................      17
  WHAT REPORTS WILL I RECEIVE?.................      11          WHAT ABOUT BROKERAGE
  WHO MANAGES THE FUNDS?.......................      11          TRANSACTIONS?................................      18
  HOW IS EACH FUND'S SHARE PRICE                                 GENERAL INFORMATION ABOUT THE
    DETERMINED?................................      12          COMPANIES AND THE FUNDS......................      18
  HOW DO I OPEN AN ACCOUNT AND                                   WHO ARE THE DIRECTORS AND
    PURCHASE SHARES?...........................      12          OFFICERS OF THE COMPANIES?...................      20
  HOW DO I SELL MY SHARES?.....................      13          ACCOUNT APPLICATION..........................      21


--------------------------------------------------------------------------------

EXPENSE INFORMATION


                                                                                                THE PRIMARY
                                                                  THE PRIMARY    THE PRIMARY    U.S. GOVERN-
                                                                  TREND FUND     INCOME FUND     MENT FUND
                                                                  -----------    -----------    ------------
SHAREHOLDER TRANSACTION EXPENSES
     Maximum Sales Load on Purchases or Reinvested Dividends...       None           None            None
     Deferred Sales Load.......................................       None           None            None
     Redemption Fee*...........................................       None           None            None
     Exchange Fee**............................................       None           None            None
ANNUAL FUND OPERATING EXPENSES
  (AS A PERCENTAGE OF AVERAGE NET ASSETS)
     Management Fees...........................................      0.74%          0.74%           0.65%
     12b-1 Fees................................................       None           None            None
     Other Expenses (after fee waivers and expense
       reimbursements)***......................................      0.50%          0.10%           0.10%
                                                                     -----          -----           -----
     TOTAL FUND OPERATING EXPENSES.............................      1.24%          0.84%           0.75%
                                                                     =====          =====           =====


  * A fee of $7.50 is charged by Firstar Trust Company for each wire redemption. ** A fee of $5.00 is charged by Firstar Trust Company for each telephone exchange.

*** Without fee waivers and expense reimbursements, other expenses for The
    Primary Income Fund and The Primary U.S. Government Fund would have been 0.86% and 2.02%, respectively.


EXAMPLE: An investor would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:

                                                        1 YEAR     3 YEARS     5 YEARS     10 YEARS
                                                        ------     -------     -------     --------
          The Primary Trend Fund.....................    $ 13        $39         $68         $150
          The Primary Income Fund....................    $  9        $27         $47         $104
          The Primary U.S. Government Fund...........    $  8        $24         $42         $ 93

     The purpose of the preceding table is to assist investors in understanding the various costs that an investor in a particular Fund will bear, directly or indirectly. They should not be considered to be a representation of past or future expenses. Actual expenses may be more or less than those shown. The respective annual fund operating expenses for the Funds are based on the actual amounts incurred for the fiscal year ended June 30, 1995. The example assumes a 5% annual rate of return pursuant to requirements of the Securities and Exchange Commission. This hypothetical rate of return is not intended to be representative of past or future performance of any of the Funds.

FINANCIAL HIGHLIGHTS
Per share operating data, total investment return, ratios and supplemental data for each of the periods ended June 30


     The following financial highlights of each Fund are derived from the Funds' financial statements and should be read together with each Fund's financial statements and related notes. The information for the last five years is covered by the Report of the Funds' Independent Auditors, which is incorporated into this Prospectus by reference. The Funds' financial statements, including the Report of Independent Auditors, and additional performance information are contained in the Funds' Annual Report to Shareholders, copies of which may be obtained, without charge, upon request.



         THE PRIMARY TREND FUND           1995      1994      1993      1992      1991      1990      1989      1988      1987
                                         -------   -------   -------   -------   -------   -------   -------   -------   -------
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Year...... $ 10.98   $ 11.22   $ 11.50   $ 11.41   $ 11.60   $ 12.36   $ 11.82   $ 11.62   $ 10.00
                                         -------   -------   -------   -------   -------   -------   -------   -------   -------
Net Investment Income...................    0.23      0.25      0.22      0.29      0.45      0.52      0.21      0.64      0.19
Net Realized and Unrealized Gain (Loss)
  on Investments........................    1.55     (0.28)     0.64      0.51      0.60     (0.67)     0.99     (0.02)     1.43
                                         -------   -------   -------   -------   -------   -------   -------   -------   -------
Total from Investment Operations........    1.78     (0.03)     0.86      0.80      1.05     (0.15)     1.20      0.62      1.62
                                         -------   -------   -------   -------   -------   -------   -------   -------   -------
Less Distributions:
  From Net Investment Income............   (0.26)    (0.08)    (0.28)    (0.36)    (0.68)    (0.31)    (0.56)    (0.35)       --
  From Net Realized Gains...............   (0.40)    (0.13)    (0.86)    (0.35)    (0.56)    (0.30)    (0.10)    (0.07)       --
                                         -------   -------   -------   -------   -------   -------   -------   -------   -------
  Total Distributions...................   (0.66)    (0.21)    (1.14)    (0.71)    (1.24)    (0.61)    (0.66)    (0.42)       --
                                         -------   -------   -------   -------   -------   -------   -------   -------   -------
Net Increase (Decrease).................    1.12     (0.24)    (0.28)     0.09     (0.19)    (0.76)     0.54      0.20      1.62
                                         -------   -------   -------   -------   -------   -------   -------   -------   -------
Net Asset Value, End of Year............ $ 12.10   $ 10.98   $ 11.22   $ 11.50   $ 11.41   $ 11.60   $ 12.36   $ 11.82   $ 11.62
                                         =======   =======   =======   =======   =======   =======   =======   =======   =======
TOTAL INVESTMENT RETURN.................  +17.0%     -0.3%     +8.2%     +7.3%    +10.7%     -1.4%    +10.8%     +5.6%    +16.2%
RATIOS AND SUPPLEMENTAL DATA
  Net Assets, End of Year
    (in thousands)...................... $21,343   $20,873   $24,966   $31,680   $33,083   $38,492   $55,580   $44,748   $31,327
  Ratio of Expenses to Average Net
    Assets..............................   1.24%     1.27%     1.20%     1.10%     1.20%     1.10%     1.10%     1.20%     1.30%
  Ratio of Net Investment Income to
    Average Net Assets..................   1.88%     1.91%     1.90%     2.50%     4.70%     3.80%     2.00%     6.40%     3.90%
  Portfolio Turnover....................   37.1%     77.2%     40.0%     65.5%     77.4%     32.4%     29.8%     17.1%     19.6%



                      THE PRIMARY INCOME FUND                         1995      1994      1993      1992      1991      1990
                                                                     -------   -------   -------   -------   -------   -------
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Year.................................. $ 11.04   $ 11.68   $ 11.02   $ 10.00   $  9.82   $ 10.00
                                                                     -------   -------   -------   -------   -------   -------
Net Investment Income...............................................    0.50      0.49      0.51      0.61      0.69      0.59
Net Realized and Unrealized Gain (Loss) on Investments..............    1.10     (0.54)     0.84      1.02      0.18     (0.18)
                                                                     -------   -------   -------   -------   -------   -------
Total from Investment Operations....................................    1.60     (0.05)     1.35      1.63      0.87      0.41
                                                                     -------   -------   -------   -------   -------   -------
Less Distributions:
  From Net Investment Income........................................   (0.50)    (0.49)    (0.51)    (0.61)    (0.69)    (0.59)
  From Net Realized Gains...........................................   (0.07)    (0.10)    (0.18)       --        --        --
                                                                     -------   -------   -------   -------   -------   -------
  Total Distributions...............................................   (0.57)    (0.59)    (0.69)    (0.61)    (0.69)    (0.59)
                                                                     -------   -------   -------   -------   -------   -------
Net Increase (Decrease).............................................    1.03     (0.64)     0.66      1.02      0.18     (0.18)
                                                                     -------   -------   -------   -------   -------   -------
Net Asset Value, End of Year........................................ $ 12.07   $ 11.04   $ 11.68   $ 11.02   $ 10.00   $  9.82
                                                                     =======   =======   =======   =======   =======   =======
TOTAL INVESTMENT RETURN.............................................  +14.8%     -0.6%    +12.7%    +16.6%     +9.2%     +4.2%
RATIOS AND SUPPLEMENTAL DATA
  Net Assets, End of Year (in thousands)............................ $ 4,221   $ 3,677   $ 2,800   $ 2,447   $ 1,203   $   814
  Ratio of Expenses to Average Net Assets...........................   0.84%     0.84%     0.84%     0.84%     0.84%     0.84%*
  Ratio of Net Investment Income to Average Net Assets..............   4.35%     4.20%     4.50%     5.53%     6.84%     7.38%*
  Ratio of Expenses Reimbursed to Average Net Assets................   0.76%     1.19%     1.55%     1.68%     3.35%     3.88%*
  Portfolio Turnover................................................   40.9%     39.7%     43.8%     24.2%     32.5%      None


* Annualized

Per share operating data, total investment return, ratios and supplemental data for each of the periods ended June 30



                                                               1995       1994       1993       1992       1991       1990
                                                              -------    -------    -------    -------    -------    -------
THE PRIMARY U.S. GOVERNMENT FUND
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Year.........................   $  9.74    $ 10.60    $ 10.43    $ 10.07    $  9.99    $ 10.00
                                                               ------     ------     ------    -------     ------     ------
Net Investment Income......................................      0.57       0.51       0.56       0.69       0.74       0.62
Net Realized and Unrealized Gain (Loss) on Investments.....      0.38      (0.67)      0.35       0.49       0.08      (0.01)
                                                               ------     ------     ------    -------     ------     ------
Total from Investment Operations...........................      0.95      (0.16)      0.91       1.18       0.82       0.61
                                                               ------     ------     ------    -------     ------     ------
Less Distributions:
  From Net Investment Income...............................     (0.57)     (0.51)     (0.56)     (0.69)     (0.74)     (0.62)
  From Net Realized Gains..................................     (0.03)     (0.19)     (0.18)     (0.13)        --         --
                                                               ------     ------     ------    -------     ------     ------
  Total Distributions......................................     (0.60)     (0.70)     (0.74)     (0.82)     (0.74)     (0.62)
                                                               ------     ------     ------    -------     ------     ------
Net Increase (Decrease)....................................      0.35      (0.86)      0.17       0.36       0.08      (0.01)
                                                               ------     ------     ------    -------     ------     ------
Net Asset Value, End of Year...............................   $ 10.09    $  9.74    $ 10.60    $ 10.43      10.07    $  9.99
                                                               ======     ======     ======    =======     ======     ======
TOTAL INVESTMENT RETURN....................................    +10.2%      -1.7%      +9.1%     +12.0%      +8.5%      +6.3%
RATIOS AND SUPPLEMENTAL DATA
  Net Assets, End of Year (in thousands)...................   $ 1,345    $ 1,295    $ 1,354    $ 1,156    $   898    $   608
  Ratio of Expenses to Average Net Assets..................     0.75%      0.75%      0.75%      0.75%      0.75%      0.75%
  Ratio of Net Investment Income to Average Net Assets.....     5.85%      4.91%      5.29%      6.43%      7.24%      7.57%*
  Ratio of Expenses Reimbursed to Average Net Assets.......     1.92%      2.44%      2.75%      2.87%      4.29%      5.44%*
  Portfolio Turnover.......................................     63.0%      94.4%      64.5%     108.5%      66.4%      92.8%



*Annualized


WHAT ARE THE PRIMARY TREND FUNDS?

     The Primary Trend Fund, Inc. and The Primary Income Funds, Inc. (collectively, the "Companies") are no-load, open-end diversified investment companies -- better known as mutual funds -- registered under the Investment Company Act of 1940. The Primary Income Funds, Inc. consists of a series of two funds: The Primary Income Fund and The Primary U.S. Government Fund. The Companies are Wisconsin corporations.

     Each of The Primary Trend Fund, The Primary Income Fund and The Primary U.S. Government Fund (the "Funds") obtains its assets by continuously selling its shares to the public. Proceeds from such sales are invested by the particular Fund in securities of other issuers. In this way, each Fund:

        - Combines the resources of many investors, with each individual investor having an interest in every one of the securities owned by the Fund;

        - Provides each individual investor with diversification by investing in the securities of many different issuers; and

        - Furnishes experienced portfolio management to select and watch over investments.

     Each Fund will redeem any of its outstanding shares on demand of the owner at its next determined net asset value. The Funds are 100% no-load funds . . . there are no sales commissions, redemption fees, or 12b-1 charges of any kind.

WHAT ARE THE FUNDS' INVESTMENT OBJECTIVES?

     The descriptions that follow are designed to help you choose the Fund that best fits your investment objectives. You may want to pursue more than one objective by investing in more than one of The Primary Trend Funds. No assurances can be given that the respective investment objectives of the Funds will be realized.

--------------------------------------------------------------------------------
     THE PRIMARY TREND FUND

     The Primary Trend Fund seeks to maximize total return (a combination of capital growth and current income) without exposing capital to undue risk. The term "undue risk" refers to the judgement of Arnold Investment Counsel Incorporated (the "Adviser") that the risk would present a greater than normal risk of loss in light of current and reasonably anticipated future general market and economic conditions, trends in yields and interest rates, and fiscal and monetary policies. In maximizing total return without exposing capital to undue risk, the Adviser will endeavor over the long-term and in rising and falling markets to:

            - Provide returns in excess of the inflation rate as measured by the Consumer Price Index;

            - Provide returns in excess of the rates of return available on 90-day U.S. Treasury Bills; and

            - Provide returns in excess of the total returns produced by the popular stock market averages such as the Dow Jones Industrial Average and the Standard & Poor's 500 Stock Index.

     The foregoing are goals of the Adviser and may be referred to by shareholders of The Primary Trend Fund in measuring the success of the Adviser in achieving this Fund's objective. This Fund is designed for long-term investors who desire capital growth, together with a reasonable level of current income.

--------------------------------------------------------------------------------
     THE PRIMARY INCOME FUND

     The Primary Income Fund seeks a high level of current income, with a reasonable opportunity for capital appreciation, by actively managing a portfolio of income-producing securities. This Fund is designed for long-term investors who desire high current income coupled with reasonable capital appreciation potential.

--------------------------------------------------------------------------------
     THE PRIMARY U.S. GOVERNMENT FUND

     The Primary U.S. Government Fund seeks a high level of current income from investments in a diversified portfolio of securities issued or guaranteed as to principal by the U.S. Government and its agencies or instrumentalities. This Fund is designed for long-term investors desiring a combination of high income, safety and quality.

WHAT ARE THE FUNDS' INVESTMENT POLICIES?

--------------------------------------------------------------------------------
     THE PRIMARY TREND FUND

     To meet The Primary Trend Fund's investment objective of maximizing total return, the Adviser has flexibility to allocate the Fund's assets among common stocks, convertible securities, fixed-income securities and short-term cash investments (money market instruments maturing in one year or less). No minimum or maximum percentage of the Fund's assets is required to be invested in any of these types of securities.

     The Adviser will not use short-term market timing techniques in altering portfolio composition and asset allocation. Instead, the Adviser attempts to invest The Primary Trend Fund's assets in phase with what the Adviser refers to as the "primary trends" of the markets so as to achieve the Fund's investment objective of maximizing total return. The Adviser defines the primary trend as a market trend that is in effect for several quarters to several years. By way of contrast the Adviser defines a secular trend as a very long-term trend that may last for many years, even decades, and an intermediate trend as a trend that may last for several months to several quarters. In seeking to invest the Fund's assets in phase with the primary trends of markets, the Adviser will typically not alter the Fund's portfolio composition in response to short-term market conditions. Because of the current volatility of markets, this investment strategy may result in frequent fluctuations of The Primary Trend Fund's net asset value. Additionally, because of the generally long-term, patient investment orientation of the Adviser, an investment in the Fund may not be suitable for investors intending to make only a short-term investment.


     In determining the primary trend of the stock market, the Adviser will consider a number of factors such as historic dividend yields as compared to current dividend yields, historic book-value relationships, historic price-earnings ratios as compared to current price-earnings ratios, market and economic cycles, momentum models, supply-demand techniques, psychological indicators, volume and breadth data and general economic factors. In determining the primary trend of the bond market, the Adviser will consider a number of factors such as inflationary expectations, interest rate trends and general economic factors. When the primary trend of the stock market is deemed by the Adviser to be positive (i.e., a bull market is in force) and the primary trend of the bond market is negative (i.e., a bear market is in force), this Fund can be expected to have substantially all of its assets invested in common stocks. When the primary trend of the stock market is deemed by the Adviser to be negative, this Fund can be expected to have little or no assets invested in common stocks.



     The Adviser will purchase common stocks which it believes to be undervalued, rather than common stocks whose prices reflect a premium because of their popularity. The Adviser will consider various financial characteristics of issuers such as earnings growth, book value, dividends, net current asset value per share and replacement cost, and will study the financial statements of the issuer and other issuers in the same industry. The Adviser believes that successful investing is more an art than it is a science, and that there is no single magic formula for success. Typically The Primary Trend Fund's investments in common stocks will be in well-established, large-capitalization companies. The Adviser defines well-established, large-capitalization companies as companies with an operating history of ten or more years and market capitalization of $500 million or more. Securities of such companies more often than not trade on the New York Stock Exchange, but the Adviser will not arbitrarily exclude any securities market. The Primary Trend Fund may also invest in convertible securities (debt securities or preferred stocks of corporations which are convertible into, or exchangeable for, common stocks). The Adviser will select only those convertible securities for which it believes
(a) the underlying common stock is a suitable investment for the Fund using the criteria described above and (b) the potential for greater total return exists by purchasing the convertible security because of its higher yield.

     When the primary trend of the bond market is deemed by the Adviser to be positive, The Primary Trend Fund may invest in fixed-income securities such as U.S. Treasury Bonds and investment grade, nonconvertible corporate bonds and debentures. Except as set forth below, the Fund will limit its investments in nonconvertible corporate bonds and debentures to those which have been assigned one of the highest four ratings ("investment grade") of either Standard & Poor's Corporation ("S&P") or Moody's Investors Service, Inc. ("Moody's"), or unrated bonds which the Adviser believes to be of comparable quality. If the rating of a nonconvertible corporate bond or debenture held by the Fund is reduced such that neither S&P nor Moody's rates the security as investment grade, or if the quality of an unrated bond declines such that it can no longer be deemed of investment grade, the Adviser will review such investment on an independent basis to determine whether the security should be retained or sold. A description of the foregoing ratings is set forth in the Statement of Additional Information under the caption "Description of Bond Ratings." In addition, the Fund may invest up to 5% of its net assets at the time of investment in corporate obligations rated less than investment grade (including investment grade securities which have been downgraded since the time of investment). However, no investments in corporate obligations rated less than investment grade will be made unless, in the opinion of the Adviser, such lesser rating is due to a special situation or other extenuating circumstances. See "WHAT ARE THE FUNDS' INVESTMENT POLICIES -- General Considerations."

     If the primary trends of the stock market and bond market are both positive, The Primary Trend Fund can be expected to have the majority of its assets invested in that market (either stock or bond) which in the opinion of the Adviser offers the greater total return potential. During periods of declining interest rates when fixed-income securities may appreciate in value, the bond market may offer a greater total return potential than the stock market. If the primary trend of the stock market is negative and the primary trend of the bond market is positive, the Fund may be expected to have substantially all of its assets invested in fixed-income securities. If the primary trend of the bond market is negative, little or no assets will be invested in fixed-income securities.

     If the primary trends of the stock market and bond market are both negative, the Fund can be expected to have substantially all of its assets invested in short-term cash investments such as United States Treasury Bills; certificates of deposit of U.S. banks, provided that the bank has capital, surplus, and undivided profits (as of the date of its most recently published annual financial statements) with a total value in excess of $100,000,000 at the date of investment; commercial paper and commercial paper master notes (demand instruments without a fixed maturity bearing interest at rates which are fixed to known lending rates and automatically adjusted when such lending rates change) rated A-2 or better by S&P; or unrated commercial paper or commercial paper master notes which the Adviser believes to be of comparable quality. The Fund will also invest in short-term cash investments amounts the Adviser believes are reasonable to satisfy anticipated redemption requests or other cash needs.

--------------------------------------------------------------------------------
     THE PRIMARY INCOME FUND

     The primary investment objective of The Primary Income Fund is a high level of current income. Its secondary objective is capital appreciation. To meet these objectives, The Primary Income Fund has the flexibility to invest in a diversified portfolio of fixed-income securities of any maturity, including corporate, U.S. Government and convertible securities, as well as dividend-paying common and preferred stocks. Typically the Fund's investments in the foregoing securities (other than government securities) will be in well-established, large-capitalization companies.

     As with The Primary Trend Fund, this Fund generally will invest in investment grade' obligations. The Fund may also purchase unrated securities which the Adviser believes to be of comparable quality. In addition, the Fund may invest up to 5% of its net assets at the time of investment in corporate obligations rated less than investment grade (including investment grade securities which have been downgraded since the time of investment). However, no investments in corporate obligations rated less than investment grade will be made unless, in the opinion of the Adviser, such lesser rating is due to a special situation or other extenuating circumstances. See "WHAT ARE THE FUNDS' INVESTMENT POLICIES -- General Considerations."

     The Primary Income Fund's principal objective is to obtain a high level of current income. However, unlike funds investing solely for income, this Fund intends also to take advantage of opportunities for modest capital appreciation and growth of investment income. The Primary Income Fund may purchase securities which are convertible into, or exchangeable for, common stock when the Adviser believes they offer the potential for higher total return than nonconvertible securities. It may also purchase income securities that carry warrants or common stock purchase rights attached as an added inducement to participate in the potential growth of an issuer.

     The Primary Income Fund will concentrate its investments in the utility industry. It may invest up to 100% of the value of its assets in that industry. However, in some future period or periods, due to adverse economic conditions, this Fund may temporarily have less than 25% of its assets invested in the utility industry. To avoid being subject to the Public Utility Holding Company Act of 1935, The Primary Income Fund will not purchase or hold 5% or more of the outstanding voting securities of any public utility company.

     Public utilities, whether state, municipal or investor-owned, often experience certain general problems associated with this industry, including the difficulty in obtaining an adequate return on invested capital in spite of frequent increases in rates which have been granted by the Public Service Commissioners having jurisdiction, the difficulty in financing large construction programs during an inflationary period, the restrictions on operations and increased costs and delays attributable to environmental considerations, the difficulty of the capital markets in absorbing utility debt and equity securities, the difficulty in obtaining fuel for electric generation at reasonable prices and the effects of energy conservation. In addition, certain utilities may operate nuclear electric generation facilities which are subject to extensive governmental regulation. Such facilities and the applicable regulations are subject to continual review by various governmental bodies. It is difficult to predict whether such regulations may be significantly modified in the future and, if so, what effect such modifications would have on utilities operating nuclear electric generation facilities. For a further discussion of the risks associated with concentration in utility securities, see "INVESTMENT CONSIDERATIONS" in the Statement of Additional Information.

--------------------------------------------------------------------------------
     THE PRIMARY U.S. GOVERNMENT FUND

     The Primary U.S. Government Fund will invest in a diversified portfolio of securities issued or guaranteed as to principal by the U.S. Government and its agencies or instrumentalities. U.S. Government securities include bills, notes and bonds differing as to maturity and rates of interest, which are either issued or guaranteed by the U.S. Treasury or some other U.S. Government agency or instrumentality. The Fund's average portfolio maturity may range from 2 to 30 years, depending on the Adviser's expectations regarding interest rates. See "WHAT ARE THE FUNDS' INVESTMENT POLICIES -- General Considerations."

     U.S. Government agency securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration and the Government National Mortgage Association, whose securities are backed by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal

National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by the credit of such agency. The U. S. Government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently the value of such securities can be expected to fluctuate.

     This Fund will invest at least 80% of its assets in securities issued or guaranteed as to principal by the U.S. Government and its agencies or instrumentalities. The balance of the Fund's assets may be invested in non-governmental securities, such as investment grade corporate debt obligations, commercial paper and commercial paper master notes, at such times and in such amounts as in the opinion of the Adviser seem appropriate to achieve this Fund's investment objective.

GENERAL CONSIDERATIONS

     Options, futures and other derivative instruments will not be used by any of the Funds to enhance yield or to hedge the investment portfolio. The Adviser believes such instruments are highly speculative and not in the best interest of the conservative investor for whom the Funds are designed.

     The values of fixed-income securities held by The Primary Trend Fund and The Primary Income Fund are subject to price fluctuations resulting from various factors, including rising or declining interest rates ("market risks") and the ability of the issuers of such investments to make scheduled interest and principal payments ("financial risks"). The Adviser attempts to minimize these risks when selecting investments by taking into account interest rates, terms and marketability of obligations, as well as the capitalization, earnings, liquidity and other indicators of the issuer's financial condition. Obligations rated BBB by S&P or Baa by Moody's, although investment grade, do exhibit speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of issuers to make principal and interest payments than is the case for higher-rated obligations. Unrated securities, while not necessarily of lower quality than rated securities, may not have as broad a market as rated securities. Investment in lower-grade obligations (i.e., less than investment grade), while providing greater income and opportunity for gain than investment in higher-rated securities, entails relatively greater risk of loss of income or principal. Lower-grade obligations are commonly referred to as "junk bonds". Market prices of high-yield, lower-grade obligations may fluctuate more than market prices of higher-rated securities. Lower-grade, fixed-income securities tend to reflect short-term corporate and market developments to a greater extent than higher-rated obligations which, assuming no change in their fundamental quality, react primarily to fluctuations in the general level of interest rates. Changes in the market value of fixed-income securities after their acquisition will not affect interest income or purchased yield to maturity, but will be reflected in such Funds+ net asset values.

     The values of The Primary U.S. Government Fund's portfolio securities are subject to price fluctuations resulting from market risks, and the Adviser attempts to minimize such risks when selecting investments by adjusting bond maturities as described below.

     When the Adviser believes bond values will rise (an expectation of declining interest rates), the Funds will emphasize longer-term maturities. Conversely, when bond values are expected to fall (an expectation of rising interest rates), the Funds will shorten maturities and/or maintain a larger than normal position in money market instruments.

     Consistent with the investment objectives of the Funds, the Adviser will not engage in short-term trading. However, when circumstances dictate, securities may be sold without regard to the length of time held. The Adviser intends to limit portfolio turnover to the extent practicable. Each of the Funds expects to have a portfolio turnover rate of less than 100%, although the annual portfolio turnover rate may vary widely from year to year, depending upon market conditions.

     The Funds' investment objectives, investment policies and techniques are not fundamental and may be changed by the appropriate Company's Board of Directors without shareholder approval. A change in any Fund's investment objective may result in such Fund having an investment objective different from the objective which the shareholder considered appropriate at the time of investment in such Fund. At least 30 days prior to any change in the Fund's investment objective, such Fund will provide written notice to all of its shareholders regarding such proposed change.

DO THE FUNDS HAVE ANY INVESTMENT LIMITATIONS DESIGNED TO REDUCE RISK?

     The Funds have adopted certain limitations designed to reduce their exposure to risk of loss of capital. None of the Funds will purchase securities on margin; participate in a joint-trading account; sell securities short; buy, sell or write put or call options; or engage in futures trading. In addition, none of the Funds will do the following:

            - Purchase more than 10% of the voting securities of any
              issuer;

            - Invest more than 5% of its assets in securities of
              companies that have a continuous operating history of less than three years;

            - With respect to The Primary Income Fund and The Primary
              U.S. Government Fund, invest in warrants which are unattached to fixed-income securities, and with respect to The Primary Trend Fund, invest more than 5% of its net assets in warrants;

            - Invest more than 25% of its assets, exclusive of U.S.
              Government securities, in any one industry. This restriction does not apply to investments by The Primary Income Fund in companies engaged primarily in the utility industry (See "INVESTMENT CONSIDERATIONS" in the Statement of Additional Information for a discussion of the industry risks associated with such concentration.);

            - Lend money (except by purchasing publicly distributed debt securities) or lend their portfolio securities;

            - Borrow money or issue senior securities, except for
              temporary bank borrowings or for emergency or extraordinary purposes (but not for the purpose of investments) and then only in an amount not in excess of 5% of the value of its total assets; and

            - Pledge any of its assets except to secure borrowings and then only to an extent not greater than 10% of the value of such Fund's net assets.

     The investment limitations described here and in the Statement of Additional Information are fundamental policies and may be changed only with the approval of the shareholders of the Funds as described in the Statement of Additional Information.

WHAT REPORTS WILL I RECEIVE?


     As a shareholder of the Funds, you will receive The Primary Trend investment letter each month. This letter, published by the Adviser since 1979, is designed to be educational and informative, to communicate the Adviser's investment strategy, and to provide insights into the analytical and decision-making techniques of the Adviser.


     Shareholders of each Fund will be provided at least semi-annually with a report showing such Fund's portfolio and other information. After the close of the Funds' June 30 fiscal year, you will be provided an annual report containing audited financial statements.

     An individual account statement will be sent to you by Firstar Trust Company after each purchase, redemption or exchange of shares. Shareholders of The Primary Trend Fund will also receive account statements after each dividend payment. Shareholders of The Primary Income Fund and The Primary U.S. Government Fund will not receive account statements for monthly dividends, but instead will receive a statement after the end of each calendar quarter listing all transactions (including dividend payments) during such quarter. You will also receive an annual statement after the end of the calendar year listing all transactions in Fund shares during the year. Shareholders may request a statement of account activity at any time.

     Questions about your account may be directed to Firstar Trust Company at
(800) 338-1579. If you have general questions about any of the Funds or want more information, you may call our Shareholder Services Department at (800) 443-6544 (toll free) or (414) 271-7870, or write us at The Primary Trend Funds, First Financial Centre, 700 North Water Street, Milwaukee, Wisconsin 53202.

WHO MANAGES THE FUNDS?

     As Wisconsin corporations, the business and affairs of the Companies are managed by their respective Boards of Directors. Each of the Funds has entered into an investment advisory agreement (collectively the "Agreements") with Arnold Investment Counsel Incorporated, First Financial Centre, 700 North Water Street, Milwaukee, Wisconsin 53202. Under such Agreements the Adviser furnishes continuous investment advisory services and management to each of the Funds. The Adviser is the investment adviser to individuals and institutional clients with substantial investment portfolios aggregating in excess of $100 million in assets as of the date of this Prospectus. The Adviser has managed funds for individuals and institutions since it was organized in 1978 and has managed the assets of each of The Primary Trend Funds since inception. The Adviser is controlled by Lilli Gust.


     The Adviser supervises and manages the investment portfolio of each of the Funds and, subject to such policies as the Boards of Directors of the respective Companies may determine, directs the purchase or sale of investment securities in the day-to-day management of the Funds. All investment decisions for the Funds are made by an investment committee and no one person is primarily responsible for making investment recommendations to that committee. The Adviser, at its own expense and without separate reimbursement from any of the Funds, provides the Funds with copies of The Primary Trend investment letter for distribution to shareholders; furnishes office space and all necessary office facilities, equipment, and executive personnel for managing each Fund and maintaining its organization; bears all sales and promotional expenses of the Funds, other than expenses incurred in complying with laws regulating the issuance or sale of securities; and pays the salaries and fees of all officers and directors of the Companies (except the fees paid to disinterested directors as such term is defined under the Investment Company Act of 1940). For the foregoing, the Adviser receives from each of The Primary Trend Fund and The Primary Income Fund a monthly fee at the annual rate of .74% of such Fund's average daily net assets and from The Primary U.S. Government Fund a monthly fee at the annual rate of .65% of such Fund's average daily net assets.

HOW IS EACH FUND'S SHARE PRICE DETERMINED?

     The net asset value (or "price") per share of each Fund is determined by dividing the total value of that Fund's investments and other assets less any liabilities, by its number of outstanding shares. Except as otherwise noted below, each Fund's net asset value per share is determined once daily on each day that the New York Stock Exchange is open, as of the close of regular trading on the Exchange (3 P.M. Central Time). Purchase orders accepted and shares tendered for redemption prior to the close of regular trading on a day the New York Stock Exchange is open for trading will be valued as of the close of trading, and purchase orders accepted and shares tendered for redemption after that time will be valued as of the close of trading on the next trading day. Notwithstanding the foregoing, the net asset value per share for The Primary U.S. Government Fund also will not be determined on days when the Federal Reserve is closed.

     In calculating the net asset value of the Funds, portfolio securities listed on a national securities exchange or quoted on the NASDAQ National Market System are valued at the last sale price on the day the valuation is made. If no sale is reported, the average of the latest bid and asked prices is used. Other securities for which market quotations are readily available are valued at the average of the latest bid and asked prices. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the appropriate Company's Board of Directors. Securities with maturities of sixty (60) days or less are valued at amortized cost.

HOW DO I OPEN AN ACCOUNT AND PURCHASE SHARES?


     BY MAIL. Please complete and sign the account application included at the back of this Prospectus and send it, together with your check or money order, made payable to The Primary Trend Funds, to: The Primary Trend Funds, c/o Firstar Trust Company, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. The minimum initial investment is $500 for each Fund.


     No cash is accepted. Checks are subject to collection at full face value in US funds. If a shareholder's check is returned for insufficient funds, the shareholder's account will be charged $15, in addition to any loss sustained by the applicable Fund, by Firstar Trust Company ("Firstar").

     To purchase shares by overnight or express mail, please use the following street address: The Primary Trend Funds, c/o Firstar Trust Company, Mutual Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202.

     BY WIRE. To establish a new account by wire transfer from your bank, please first call Firstar at (800) 338-1579 to advise it of the investment and to receive an account number and other information necessary for setting up the account. (Please note that your bank may impose a charge for providing wire transfer services.) This will ensure prompt and accurate handling of your investment. A completed account application must also be sent to Firstar at the address above immediately after the investment is made so that the necessary remaining information can be recorded to your account.

     ADDITIONAL INVESTMENTS. You may add to your account at any time by purchasing shares of the applicable Fund at the then current net asset value, either by mail (minimum investment $100) or by wire (minimum investment $500). It is very important that your account number be specified in the letter or wire to insure proper crediting to your account.


     AUTOMATIC INVESTMENT PLAN. Shareholders wishing to invest fixed dollar amounts in a particular Fund every month can make automatic purchases of $50 or more on any date of the month by using our Automatic

Investment Plan. If that day is a weekend or holiday, the purchase will be made the following business day. There is no service fee for participating in this Plan. To use this service, you must authorize Firstar to transfer funds from your bank checking or NOW account by completing an Automatic Investment Plan application. A separate application is needed for each Fund, which may be obtained by calling the Funds at (800) 443-6544.


     As no-load mutual funds, the Funds impose no sales charges or commissions, so all of your investment is used to purchase shares. All shares purchased will be credited to your account and confirmed by a statement mailed to your address. The Funds do not issue stock certificates for shares purchased unless specifically requested by you in writing. When certificates are not issued, the shareholder is relieved of the responsibility for safekeeping of certificates and the need to deliver them upon redemption. You may also invest in the Funds by purchasing shares through a registered broker-dealer, who may charge you a fee, either at the time of purchase or redemption. This fee, if charged, is retained by the broker-dealer and not remitted to the Funds or the Adviser.

     ALL APPLICATIONS ARE SUBJECT TO ACCEPTANCE BY THE APPLICABLE FUND AND ARE NOT BINDING UNTIL SO ACCEPTED. THE FUNDS DO NOT ACCEPT TELEPHONE ORDERS FOR PURCHASE OF SHARES AND RESERVE THE RIGHT TO REJECT APPLICATIONS. The minimum purchase amounts for the Funds are subject to change at any time; shareholders will be advised at least 30 days in advance of any increases in such minimum amounts. Each Fund may waive the applicable minimum purchase amounts in its sole discretion.

HOW DO I SELL MY SHARES?

     REDEMPTION REQUESTS. Redemption requests for the Funds must be made in writing. All redemption requests should be directed to The Primary Trend Funds, c/o Firstar Trust Company, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. If a redemption request is inadvertently sent to the Funds at their corporate address, the request will be forwarded to Firstar, but the effective date of redemption will be delayed until the request is received by Firstar. Requests for redemption by telephone, telegram or facsimile transmission (fax), and requests which are subject to any special conditions or which specify an effective date other than as provided herein, cannot be honored.

     A redemption request must be received in "Good Order" by Firstar for the request to be processed. "Good Order" means the request for redemption must include:

       - Your share certificate, if issued, properly endorsed or accompanied by a properly executed stock power.

       - Your letter of instruction specifying the name of the Fund, your account number, and either the number of shares or the dollar amount of shares to be redeemed. The letter of instruction must be manually signed by all owners exactly as the shares to be redeemed are registered.

       - Signature guarantees for redemption requests over $10,000. Signature guarantees are also required if the proceeds of redemption (regardless of amount) are to be sent to a person other than the registered holder and/or to an address other than the address of record. Transfers of shares also require signature guarantees. Signature guarantees may be obtained from any commercial bank or trust company in the United States, a member of the New York Stock Exchange and some savings and loan associations.

       - Additional documentation, if required, for redemptions by estates, trusts, guardianships, custodianships, corporations, partnerships and other organizations.

     Redemption request forms are available from the Funds.

     OTHER INFORMATION ABOUT REDEMPTIONS. Shareholders who have an Individual Retirement Account (IRA) must indicate on their redemption request whether or not to withhold federal income tax. Unless otherwise indicated, these redemptions, as well as redemptions of other retirement plans not involving a direct rollover to an eligible plan, will be subject to federal income tax withholding.

     The redemption price per share for each Fund is the next determined net asset value per share for such Fund after Firstar receives a redemption request in "Good Order". The amount paid will depend on the market value of the investments in the appropriate Fund's portfolio at the time of determination of its net asset value per share, and may be more or less than the cost of the shares redeemed. Payment for shares redeemed will be mailed to you typically within one or two days, but no later than the seventh day after receipt by Firstar of a redemption request in "Good Order".

     When purchases have been made by check, the Funds reserve the right to delay payment until satisfied that the purchase check has cleared. It may take up to three days to clear local personal or corporate checks and up to seven days to clear other personal or corporate checks.

     Requests for wire transfers from any Fund must be in writing and must be made before 3 P.M. (Central Time) on a business day in order for the wire transfer to take place the next day. Firstar charges $7.50 for each wire transfer. If you are uncertain about other redemption requirements, please contact Firstar in advance.

     The Funds reserve the right to redeem the shares held in any account if at the time of any exchange or redemption of shares in the account, the value of the remaining shares in the account falls below $500. You will be notified that the value of your account is less than the minimum and allowed at least 60 days to make an additional investment. The receipt of proceeds of the redemption of shares held in an IRA will constitute a taxable distribution of benefits from the IRA unless a qualifying rollover contribution is made.

     Your right to redeem shares of any Fund will be suspended and your right to payment postponed for more than seven days for any period during which the New York Stock Exchange is closed because of financial conditions or any other extraordinary reason and may be suspended for any period during which (a) trading on the New York Stock Exchange is restricted pursuant to rules and regulations of the Securities and Exchange Commission, (b) the Securities and Exchange Commission has by order permitted such suspension or (c) such emergency, as defined by rules and regulations of the Securities and Exchange Commission, exists as a result of which it is not reasonably practicable for the applicable Fund to dispose of such Fund's securities or to determine fairly the value of its net assets.

MAY SHAREHOLDERS MAKE EXCHANGES BETWEEN FUNDS?

     The Primary Trend Funds offer the flexibility of exchanging between any of the Funds managed by the Adviser, as well as the Portico Money Market Fund, a money market mutual fund not affiliated with the Funds or the Adviser. The Portico Money Market Fund is described in a separate prospectus. You may obtain a copy of the prospectus for the Portico Money Market Fund from the Funds and are advised to read it carefully before investing.

     The exchange privilege is only available in states where the exchange may be legally made. Furthermore, this exchange privilege is not available with respect to shares of any Fund purchased by check until such time as the applicable Fund is satisfied that the purchase check has cleared. It may take up to three days to clear local personal or corporate checks and up to seven days to clear other personal or corporate checks.

     An exchange may be made in writing or by telephone (see below for more details). Exchanges may only be made between identically registered accounts. If certificates are held, they must first be properly delivered with your exchange request. Exchanges with the Portico Money Market Fund are subject to its minimum purchase and redemption amounts. Once an exchange request is made, it may not be modified or cancelled. The shares will be exchanged at the net asset value next determined after your exchange request is received by Firstar. An exchange transaction is a sale of shares for federal income tax purposes and may result in a capital gain or loss.

     THE EXCHANGE PRIVILEGE IS NOT DESIGNED TO AFFORD SHAREHOLDERS A WAY TO PLAY SHORT-TERM SWINGS IN THE MARKET. THE PRIMARY TREND FUNDS ARE NOT SUITABLE FOR THAT PURPOSE. THE FUNDS RESERVE THE RIGHT, AT ANY TIME WITHOUT PRIOR NOTICE, TO SUSPEND, LIMIT, MODIFY OR TERMINATE THE EXCHANGE PRIVILEGE OR ITS USE IN ANY MANNER BY ANY PERSON OR CLASS. IN PARTICULAR, SINCE AN EXCESSIVE NUMBER OF EXCHANGES MAY BE DISADVANTAGEOUS TO OTHER SHAREHOLDERS, THE FUNDS RESERVE THE RIGHT TO TERMINATE THE EXCHANGE PRIVILEGE OF ANY SHAREHOLDER WHO MAKES MORE THAN FIVE EXCHANGES OF SHARES OF ANY ONE FUND DURING ANY TWELVE-MONTH PERIOD OR THREE EXCHANGES DURING ANY THREE-MONTH PERIOD.

     Exchange requests may be made in writing or by telephone as follows:

     BY MAIL. A written request to exchange shares of one Fund for shares of another (or shares of the Portico Money Market Fund) may be made at no cost to you. There is no minimum for written exchanges. Signatures required are the same as previously explained under "HOW DO I SELL MY SHARES?"

     BY TELEPHONE. You may exchange shares between Funds (or the Portico Money Market Fund) by telephone if you have completed the telephone exchange authorization section of your account application. If you add the telephone exchange option to your account after it is opened, you must have each owner's signature guaranteed.

     Only exchanges of $1,000 or more may be executed by telephone. Telephone exchanges can only be made by calling Firstar at (800) 338-1579. Firstar will charge you a $5.00 fee for each telephone exchange.

     In an effort to avoid the risks often associated with market timers and short-term trading strategies, the Funds have set the maximum telephone exchange per account per day at $100,000, with a maximum of $1,000,000 per day per related accounts. Only two (2) telephone exchanges per account are allowed during any twelve-month period. An exchange consists of a move from one Fund to another.

     Each Fund reserves the right to refuse a telephone exchange if it believes it to be in the best interest of all shareholders to do so. Procedures for exchanging shares by telephone may be modified or terminated at any time by the Funds or Firstar. Neither the Funds, Firstar, nor their agents will be liable for following instructions received by telephone that they reasonably believe to be genuine, provided reasonable procedures are used to confirm the genuineness of the telephone instructions, but may be liable for unauthorized transactions if they fail to follow such procedures. These procedures include requiring some form of personal identification prior to acting upon the telephone instructions and recording all telephone calls.


     AUTOMATIC EXCHANGE PLAN. You may exchange fixed dollar amounts between Funds (including the Portico Money Market Fund) and/or Fund accounts automatically every month, every quarter or annually by using our Automatic Exchange Plan. The automatic exchange transaction can be made on any day you choose. If that day is a weekend or holiday, the exchange will be made the following business day. The minimum exchange per transaction is $50. You may also automatically exchange dividend and capital gain distributions between Funds on the dividend payment date. The Automatic Exchange Plan is not available for exchanges from regular accounts into

IRA or other qualified plan accounts. No fee is currently charged for this service. To establish the Automatic Exchange Plan, please call the Funds at
(800) 443-6544 for the necessary forms.

WHAT ABOUT DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES?

     Each Fund intends normally to distribute its net investment income and net realized capital gains to its shareholders so as to avoid paying income tax or a federal excise tax on undistributed net investment income or net realized capital gains. The Primary Trend Fund will pay dividends of net investment income and capital gains (after using any available capital loss carryovers) at least annually. The Primary Income Fund and The Primary U.S. Government Fund each will pay dividends of net investment income monthly and capital gains (after using any available capital loss carryovers) at least annually.

     The daily net investment income of the Primary Income Fund and The Primary U.S. Government Fund is declared as a dividend each day to shareholders of record. Shares purchased will begin earning dividends the first business day following the day the purchase becomes effective. Redeemed shares will participate in the dividend declared on the day of redemption. If all shares in an account are redeemed, dividends credited to the account since the beginning of the dividend period through the date of redemption will be paid with the redemption proceeds. If less than all such shares are redeemed, all dividends accrued but unpaid on those shares will be distributed on the next payment date. For the purpose of calculating dividends, net investment income consists of income accrued on portfolio assets, less accrued expenses. Income earned on weekends, holidays and other days on which the net asset value is not calculated will be declared as a dividend in advance on the preceding business day.

     For federal income tax purposes, distributions paid by the Funds will be taxable as ordinary income or capital gains. The distributions are taxable whether you receive them in cash or in additional shares. You will be advised of the source or sources and tax status of all distributions.

     Each Fund may be required to withhold federal income tax (backup withholding) at a rate of 31% from dividend payments, distributions and redemption proceeds if a shareholder fails to furnish such Fund his or her Social Security or other tax identification number. The shareholder also must certify that the number is correct and that he or she is not subject to backup withholding. The certification is included as part of the account application.

     In addition to federal taxes, you may also be subject to state and local taxes, depending on the laws of your home state and locality.

MAY SHAREHOLDERS REINVEST DIVIDENDS?

     You may elect to have all income dividends and capital gains distributions reinvested or paid in cash. Please refer to the account application for further information. If you do not specify an election, all income dividends and capital gains distributions will automatically be reinvested in full and fractional shares on the dividend payment date. Cash dividends also are paid on such date. As in the case of normal purchases, stock certificates are not issued unless requested.

     You may also automatically exchange income dividends and capital gain distributions from one Fund into any of the other Primary Trend Funds and/or the Portico Money Market Fund by using our Automatic Exchange Plan, previously explained under "MAY SHAREHOLDERS MAKE EXCHANGES BETWEEN FUNDS?"

     An election to reinvest, exchange or receive dividends and distributions in cash will apply to all shares of a Fund registered in your name, including those previously purchased. You may change an election at any time by notifying the Fund in writing or, under certain circumstances, by telephone. If such a change request is received between dividend payment dates, it will become effective the next dividend payment date. The Funds may modify or terminate the dividend reinvestment program at any time on thirty days notice to participants.


MAY SHAREHOLDERS SYSTEMATICALLY WITHDRAW INVESTMENTS IN FUND SHARES?

     If you own Fund shares worth at least $25,000 as of the date the election is made, the Systematic Withdrawal Plan will enable you to withdraw a fixed amount at regular monthly or quarterly intervals. To utilize the Systematic Withdrawal Plan, your shares cannot be held in certificate form. The Plan is not available for IRA accounts or other retirement plans. To establish the Systematic Withdrawal Plan, please call the Funds at (800) 443-6544 for the necessary forms.


     The minimum amount of a withdrawal payment is $100. These payments will be made from the proceeds of planned periodic redemption of shares in your account. Redemptions can be made monthly or quarterly on any day you choose. If that day is a weekend or holiday, the redemption will be made the following business day. Participation in the Systematic Withdrawal Plan requires that all income and capital gains distributions payable on shares held in your account be reinvested in additional shares. You may deposit additional Fund shares in your account at any time.


     Withdrawal payments cannot be considered as yield or income on your investment, since portions of each payment may consist of a return of capital. Depending on the size or frequency of the withdrawals requested, and the fluctuation in the value of the Fund's portfolio, redemptions for the purpose of making such withdrawals may reduce or even exhaust your account.


     You may vary the amount or frequency of withdrawal payments, temporarily discontinue them, or change the designated payee or payee's address, by giving two weeks advance notice to Firstar. Certain changes may be made by telephone.


WHAT RETIREMENT PLANS DO THE FUNDS OFFER?

     Each of the Funds offers the following retirement plans that may fit your needs and allow you to shelter some of your income from taxes:

            - INDIVIDUAL RETIREMENT ACCOUNT (IRA). Individual
              shareholders may establish their own tax-sheltered IRA. Earnings on amounts held in the IRA are not taxed until withdrawn.

            - SIMPLIFIED EMPLOYEE PENSION PLAN (SEP/IRA). The SEP/IRA is
              a pension plan in which both the employer and the employee may contribute to an IRA. The SEP/IRA is also available to self-employed individuals.

            - RETIREMENT PLANS. The plans, including both a
              profit-sharing plan and a pension plan, are available for use by sole proprietors, partnerships and corporations.

            - 401(K) PLAN. The 401(k) plan is a salary reduction
              profit-sharing plan available to employers of all sizes to benefit their employees.

            - 403(B) PLAN. The 403(b) plan is available for use by
              employees of certain educational, non-profit hospital and charitable organizations.

     Contact the Funds for complete information kits, including forms, concerning the above plans, their benefits, provisions and fees. Consultation with a competent financial and tax adviser regarding these plans is recommended.

WHAT ABOUT BROKERAGE TRANSACTIONS?

     The Agreements authorize the Adviser to select the brokers or dealers that will execute the purchases and sales of the Funds' portfolio securities. In placing purchase and sale orders for the Funds, it is the policy of the Adviser to seek the best execution of orders at the most favorable price in light of the overall quality of brokerage and research services provided.

     The Agreements permit the Adviser to cause each Fund to pay a broker which provides brokerage and research services to the Adviser a commission for effecting securities transactions in excess of the amount another broker would have charged for executing the transaction, provided the Adviser believes this to be in the best interests of the applicable Fund. Although the Funds do not intend to market their shares through intermediary broker-dealers, they may place portfolio orders with broker-dealers who recommend the purchase of, or sell, their shares to clients and may allocate portfolio brokerage on that basis, if the Adviser believes the commissions and transaction quality are comparable to that available from other brokers.

GENERAL INFORMATION ABOUT THE COMPANIES AND THE FUNDS

     Description of Shares and Voting Rights. THE PRIMARY TREND FUND, INC. was incorporated in Wisconsin on June 3, 1986. Its authorized capital consists of 30,000,000 shares of Common Stock. Each share has one vote, and all shares participate equally in dividends and other distributions by such Fund and in the residual assets of the Fund in the event of liquidation. Shares of The Primary Trend Fund, Inc. have no preemptive, conversion, subscription, or cumulative voting rights. Consequently, the holders of more than 50% of the shares voting for the election of directors can elect the entire Board of Directors, and in such event, the holders of the remaining shares voting will not be able to elect any person or persons to the Board of Directors.

     THE PRIMARY INCOME FUNDS, INC. was incorporated in Wisconsin on April 5, 1989. Its authorized capital includes 30,000,000 Primary Income Fund shares and 30,000,000 Primary U.S. Government Fund shares. Each share has one vote. Generally, Primary Income Fund shares and Primary U.S. Government Fund shares are voted in the aggregate and not by each Fund, except where class voting by each Fund is required by Wisconsin law or the Investment Company Act of 1940 (e.g., change in investment policy or approval of an investment advisory agreement). The shares of The Primary Income Fund and The Primary U.S. Government Fund have the same preferences, limitations and rights, except that all consideration received from the sale of shares of each Fund, together with all income, earnings, profits and proceeds thereof, belong to that Fund and are charged with the liabilities in respect of that Fund and of that Fund's share of the general liabilities of The Primary Income Funds, Inc. in the proportion that the total net assets of the Fund bears to the total net assets of both Funds. The net asset value per share of each of The Primary Income Fund and The Primary U.S. Government Fund is based on the assets belonging to that Fund less the liabilities charged to that Fund, and dividends are paid on shares of each Fund only out of lawfully available assets belonging to that Fund. Shares of each Fund participate equally in the residual assets of the respective Fund in the event of liquidation. Shares of the Funds have no preemptive, conversion, subscription, or cumulative voting rights. Consequently, the holders of more than 50% of the shares of The Primary

Income Funds, Inc. voting for the election of directors can elect the entire Board of Directors, and in such event, the holders of the remaining shares voting will not be able to elect any person or persons to the Board of Directors.

     The shares of each Fund arc redeemable and transferable. All shares issued and sold by The Primary Trend Funds will be fully paid and nonassessable, except as provided in Section 180.0622(2)(b) of the Wisconsin Business Corporation Law. Fractional shares have the same rights proportionately as do full shares.

     The Primary Trend Fund, Inc. and The Primary Income Funds, Inc. are separately incorporated investment companies. Each of the Funds is described in this Prospectus in order to help investors understand the similarities and differences among the Funds. Because the Funds share this Prospectus there is a possibility that one Fund might become liable for a misstatement, inaccuracy or disclosure in this Prospectus concerning another Fund.

     Custodian and Transfer and Dividend Disbursing Agent. Firstar Trust Company, Milwaukee, Wisconsin, is the custodian for all securities and cash of the Funds and serves as each Fund's transfer and dividend disbursing agent.

     Performance Information. From time to time the Funds may provide performance information in advertisements, sales literature or information to shareholders. Fund performance may be quoted numerically or may be represented in a table, graph or other illustration by presenting one or more performance measurements, including total return, average annual total return and yield.

     The Funds may compare their performance to other mutual funds with similar investment objectives and to the industry as a whole, as quoted by ranking services and publications of general interest. For example, this may include Morningstar, Inc. and Lipper Analytical Services, Inc. (independent fund ranking services) and magazines, such as Money, Forbes, and Business Week. In addition, the Funds may compare their performance to that of other selected mutual funds or recognized market indicators, including the Standard & Poor's 500 Stock Index and the Dow Jones Industrial Average. Such performance rankings or comparisons may be made with mutual funds that may have different investment restrictions, objectives, policies or techniques than the Funds, and such other funds or market indicators may be comprised of securities that differ from those the Funds hold or may purchase.

     The total return of any Fund is calculated for any specified period of time by assuming the purchase of shares of the Fund at the net asset value at the beginning of the period. Each dividend or other distribution paid by the Fund is assumed to have been reinvested in additional shares of the Fund at the net asset value on the reinvestment date. The total number of shares then owned as a result of this process is valued at the net asset value at the end of the period. The percentage increase is determined by subtracting the initial value of the investment from the ending value and dividing the difference by the initial value.

     The average annual total return of any Fund refers to the rate of return which, if applied to an initial investment at the beginning of a stated period and compounded over the period, would result in the value of the investment at the end of the stated period assuming reinvestment of all dividends and distributions.

     A quotation of yield reflects a Fund's income over a stated period expressed as a percentage of the Fund's share price. The yield of The Primary Income Fund and The Primary U.S. Government Fund is determined by dividing the applicable Fund's net investment income for a 30-day (or one month) period by the average number of such Fund's shares outstanding during the period, and expressing the result as a percentage of the Fund's share price on the last day of the 30-day (or one month) period. This percentage is then annualized. Capital gains and losses are not included in the yield calculation.

     The Funds impose no sales or other charges which would impact their performance computations. Investors should remember that all performance figures are based on historical results and are not intended to indicate future performance. The value of shares when redeemed may be more or less than their original cost.

WHO ARE THE DIRECTORS AND OFFICERS OF THE COMPANIES?

     The officers of The Primary Trend Fund, Inc. direct The Primary Trend Fund's day-to-day operations and are directly responsible to that Company's Board of Directors. Such Board of Directors is responsible for the overall management of the business and affairs of The Primary Trend Fund. Similarly, the officers of The Primary Income Funds, Inc. direct the day-to-day operations of The Primary Income Fund and The Primary U.S. Government Fund and are directly responsible to that Company's Board of Directors. The Board of Directors of The Primary Income Funds, Inc. is responsible for the overall management of the business and affairs of The Primary Income Fund and The Primary U.S. Government Fund. The following are the Directors and Officers of both the Primary Trend Fund, Inc. and The Primary Income Funds, Inc.:


Directors:          David R. Aushwitz          President, Arnold Investment Counsel Incorporated,
                                               Milwaukee, Wisconsin
                    Joseph L. Cook             Attorney, Waukesha, Wisconsin
                    Lilli Gust                 Executive Vice President, Secretary-Treasurer,
                                               Arnold Investment Counsel Incorporated
Officers:           Lilli Gust                 President
                    David R. Aushwitz          Senior Vice President
                    James R. Arnold, Jr.       Secretary-Treasurer; Vice President,
                                               Arnold Investment Counsel Incorporated
                    Barry S. Arnold            Assistant Secretary; Assistant Vice President,
                                               Arnold Investment Counsel Incorporated
                    Daniel M. Hanrahan         Assistant Treasurer

                                  [C.R. LOGO]
                                              FUNDS

ACCOUNT APPLICATION
For individual, joint, custodial, corporate, trust       Mail to: THE PRIMARY TREND FUNDS
(including pension and profit sharing plan)                       c/o Firstar Trust Company
accounts only. To open an IRA or 403(b) account,                  P.O. Box 701
please call us for a special application. If you                  Milwaukee, WI 53201-0701
have questions about this application, please call
(800) 443-6544.


--------------------------------------------------------------------------------
  REGISTRATION
Please check type of account:

/ /     INDIVIDUAL     ----------------------------------------------------    -----------------------
                       Name (please print)                                     Social Security Number

/ /     JOINT          ----------------------------------------------------    -----------------------
        OWNER          Name ("Joint tenants with right of survivorship",       Social Security Number
                       unless otherwise specified)

/ /     GIFT OR        ----------------------------------------------------    as custodian for
        TRANSFER       Name of Custodian (one name only)
        TO MINOR
                       ----------------------------------------------------    -----------------------
                       Name of Minor (one name only)                Minor's    Minor's Social Security
                       Date of Birth                                           Number

        OTHER          ----------------------------------------------------    -----------------------
                       Name of Corporation, Partnership, Trust, Estate,        Taxpayer Identification
                       Guardianship, or Other Entity                           Number

                       ----------------------------------------------------
                       Name of Fiduciary(s)
---------------------------------------------------------------------------    -----------------------
Mailing Address                                                                Daytime phone

---------------------------------------------------------------------------    -----------------------
                                                                               Evening phone
---------------------------------------------------------------------------
City                          State                   Zip

I am a citizen of  United States  Other (please specify)
                                                         -----------------------

--------------------------------------------------------------------------------
DIVIDEND OPTION All income dividends and capital gains distributions will be reinvested in additional shares unless the following box is checked.
/ /     Pay all income dividends and capital gains distributions in cash. To have your cash payment deposited electronically to your bank account, please attach a voided check or deposit slip to this application.

-- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- --

--------------------------------------------------------------------------------
  CHECKWRITING PRIVILEGE

Please complete the section below to establish checkwriting       ------------------------------------------
privileges for your                                               ------------------------------------------
Portico Money Market Fund account. (Subject to conditions on      Account Number (for bank use only)
reverse side.)
---------------------------------------------------------------
ACCOUNT REGISTRATION (please print, as shown above)
AUTHORIZED SIGNATURE(S): (All owners must sign for joint
  accounts.)                                                      ------------------------------------------
1.                                                                Please indicate the combination of
---------------------------------------------------------------   signatures required on checks (Check ONE
2.                                                                  box):
---------------------------------------------------------------   / /   ALL of the adjacent signatures are
3.                                                                      required
---------------------------------------------------------------   / /   ANY one signature is acceptable on checks.
                                                                  / /   A COMBINATION of signatures is required
                                                                        (please specify).
                                                                  ------------------------------------------

--------------------------------------------------------------------------------
  INVESTMENT INSTRUCTIONS

/ /  THE PRIMARY TREND FUND                                      $
                                                                  -------------

/ /  THE PRIMARY INCOME FUND                                     $
                                                                  -------------

/ /  THE PRIMARY U.S. GOVERNMENT FUND                            $
                                                                  -------------

/ /  PORTICO MONEY MARKET FUND                                   $
                                                                  -------------


Your investment may be made to one or more of the above Funds. Please make checks payable to The Primary Trend Funds. There is a minimum initial investment of $500 for each of the Funds. (The stated minimum initial investment does not apply if participating in the Automatic Investment Plan. Please see the prospectus for details.)


   Please check the form of investment:

     / / By check                                                $
                                                                  -------------

     / / By Automatic Investment Plan (Please also complete and enclose an
         Automatic Investment Plan application.)

     / / By exchange from my identically registered account.

         Account Number
                                                                  -------------

         Amount                                                 $
                                                                  -------------

     / / By Wire                                                $
                                                                  -------------
         Date of wire
                                                                  -------------
         (Call (800) 338-1579 for wire instructions.)

--------------------------------------------------------------------------------
  TELEPHONE AUTHORIZATION
I would like the following telephone privileges:

/ / TELEPHONE EXCHANGE      This option lets you use the telephone to make exchanges ($1,000 minimum)
                            between any of The Primary Trend Funds and/or Portico Money Market Fund with the same registration. Firstar Trust Company charges a $5 fee for each telephone exchange.
/ / TELEPHONE REDEMPTION    This option lets you redeem shares by telephone ($1,000 minimum) from your
                            Portico Money Market Fund account only. The proceeds may be mailed to the address of record or transferred to your bank account by electronic deposit or by wire.*
                          * IF YOU WOULD LIKE THE ELECTRONIC DEPOSIT OR WIRE OPTIONS, PLEASE ATTACH A
                            VOIDED CHECK OR DEPOSIT SLIP TO THIS APPLICATION TO ENSURE ACCURATE BANK ACCOUNT
                            INFORMATION.

--------------------------------------------------------------------------------
  SIGNATURE
BY SIGNING THIS FORM, I CERTIFY THAT:
/X/ I have received and read the current prospectus for the Funds in which I am investing. I have the authority and legal capacity to purchase mutual fund shares.
/X/ Under penalties of perjury, my social security number shown on this application is correct and that I am of legal age.
/X/ I understand that neither The Primary Trend Funds nor Firstar Trust Company will be liable for any loss or expense for acting on any instructions taken in writing or by telephone believed by it to be genuine.
/X/ I am (please check appropriate box):
    / / Not subject to backup withholding because:
        a) The IRS has not informed me that I am subject to backup withholding;
           or
        b) The IRS has notified me that I am no longer subject to backup withholding.
    / / Subject to backup withholding.

----------------------------------------------------      ----------------------------------------------------
Signature of Owner, Trustee, or Custodian      Date        Signature of Joint Owner (if any)         Date

-- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- --

--------------------------------------------------------------------------------
  CONDITIONS OF CHECKWRITING PRIVILEGE

     The payment of funds is authorized by the signature(s) appearing on the other side. If this card is signed by more than one person, all checks will require all signatures appearing on the other side unless otherwise indicated.

     Firstar Bank Milwaukee is appointed agent by the person(s) signing this card (the "Depositor(s)") to present checks drawn on this account to Firstar Trust Company, as requests to redeem shares. The Depositor(s) agrees to be subject to the rules pertaining to the checkwriting privileges as amended from time to time. Portico Money Market Fund or Firstar Trust Company reserve the right to change, modify, or terminate this account and authorization at any time.

     Checks may not be for less than $250 or such other minimum amount as may from time to time be established by Portico Money Market Fund upon prior written notice to its shareholders. Shares purchased by check, (including certified or cashier's check) will not be redeemed by checkwriting or any other method within 12 days of the purchase date.

[C.R. LOGO]

INVESTMENT ADVISER

   Arnold Investment Counsel
    Incorporated
   First Financial Centre
   700 North Water Street
   Milwaukee, Wisconsin 53202
   (800) 443-6544


OFFICERS

   Lilli Gust, President
   David R. Aushwitz, Senior Vice President
   James R. Arnold, Jr., Secretary-Treasurer
   Barry S. Arnold, Assistant Secretary
   Daniel M. Hanrahan, Assistant Treasurer


DIRECTORS

   David R. Aushwitz
   Joseph L. Cook
   Lilli Gust

CUSTODIAN, TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT

   Firstar Trust Company
   615 East Michigan Street
   Milwaukee, Wisconsin 53202
   (800) 338-1579

INDEPENDENT AUDITORS

   Ernst & Young LLP
   111 East Kilbourn Avenue
   Milwaukee, Wisconsin 53202

LEGAL COUNSEL

   Foley & Lardner
   777 East Wisconsin Avenue
   Milwaukee, Wisconsin 53202

   [C.R. LOGO]

   [C.R. LOGO]



PROSPECTUS

THE PRIMARY

TREND FUND

THE PRIMARY
INCOME FUND

THE PRIMARY U.S.
GOVERNMENT FUND


MILWAUKEE, WISCONSIN
OCTOBER 24, 1995





   STATEMENT OF ADDITIONAL INFORMATION                       October 24, 1995








                             THE PRIMARY TREND FUNDS


             This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus of The Primary Trend Funds dated October 24, 1995. Requests for copies of the prospectus should be made in writing to The Primary Trend Funds, First Financial Centre, 700 North Water Street, Milwaukee, Wisconsin 53202, or by calling
   (800) 443-6544.




                          THE PRIMARY TREND FUND, INC.
                         THE PRIMARY INCOME FUNDS, INC.
                             First Financial Centre
                             700 North Water Street
                           Milwaukee, Wisconsin  53202

                             THE PRIMARY TREND FUNDS

                               Table of Contents

                                                          Page No.

   Investment Restrictions.........................         1

   Investment Considerations.......................         3

   Directors and Officers of the Companies.........         8

   Ownership of Management and Principal
   Shareholders....................................        10

   Investment Adviser..............................        11

   Determination of Net Asset Value................        13

   Performance and Yield Information...............        14

   Purchase of Shares..............................        17

   Allocation of Portfolio Brokerage...............        17

   Custodian.......................................        18

   Taxes...........................................        19

   Independent Auditors............................        19

   Financial Statements............................        20


   Description of Securities Ratings...............        20







             No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information and the Prospectus dated October 24, 1995 and, if given or made, such information or representations may not be relied upon as having been authorized by The Primary Trend Funds.

             This Statement of Additional Information does not constitute an offer to sell securities.

                             INVESTMENT RESTRICTIONS


             As set forth in the joint prospectus dated October 24, 1995 of The Primary Trend Fund, Inc. and The Primary Income Funds, Inc. (collectively, the "Companies") under the caption "WHAT ARE THE FUNDS' INVESTMENT OBJECTIVES?", the investment objective of The Primary Trend Fund is to maximize total return (a combination of capital growth and current income) without exposing capital to undue risk; the investment objective of The Primary Income Fund is to obtain a high level of current income, with a reasonable opportunity for capital appreciation, from investments in a diversified portfolio of fixed income securities and/or dividend-paying common and preferred stocks; and the investment objective of The Primary U.S. Government Fund is to obtain a high level of current income from investments in a diversified portfolio of securities issued or guaranteed as to principal by the U.S. Government and its agencies or instrumentalities. (The Primary Trend Fund, The Primary Income Fund and The Primary U.S. Government Fund are hereinafter referred to collectively as the "Funds".) Consistent with these investment objectives, each of the Funds has adopted the following investment restrictions which are matters of fundamental policy. Each Fund's fundamental investment policies cannot be changed without approval of the holders of the lesser of: (i) 67% of that Fund's shares present or represented at a shareholders' meeting at which the holders of more than 50% of such shares are present or represented; or (ii) more than 50% of the outstanding shares of that Fund.


             1. None of the Funds will purchase securities on margin, participate in a joint-trading account, sell securities short, or write or invest in put or call options. The Primary Income Fund and The Primary U.S. Government Fund will not invest in warrants which are unattached to fixed income securities. The Primary Trend Fund's investments in warrants, valued at the lower of cost or market, will not exceed 5% of the value of such Fund's net assets and of such 5% not more than 2% of the Fund's net assets at the time of purchase may be invested in warrants that are not listed on the New York or American Stock Exchanges. Warrants are options to purchase securities at a specified price, valid for a specified period of time. Warrants are pure speculation in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. If a Fund does not exercise a warrant, its loss will be the purchase price of the warrant.

             2. None of the Funds will borrow money or issue senior securities, except for temporary bank borrowings or for emergency or extraordinary purposes (but not for the purpose of purchase of investments) and then only in an amount not in excess of 5% of the value of its total assets, and none of the Funds will pledge any of its assets except to secure borrowings and then only to an extent not greater than 10% of the value of such Fund's net assets.

             3. None of the Funds will lend money (except by purchasing publicly distributed debt securities) or lend its portfolio securities.

             4. None of the Funds will purchase securities of other investment companies except (a) as part of a plan of merger, consolidation or reorganization approved by the shareholders of such Fund or (b) securities of registered closed-end investment companies on the open market where no commission or profit results, other than the usual and customary broker's commission, and where as a result of such purchase such Fund would hold less than 3% of any class of securities, including voting securities, of any registered closed-end investment company and less than 5% of such Fund's net assets, taken at current value, would be invested in securities of registered closed-end investment companies. The Funds have no current intention of investing in securities of closed-end investment companies.

             5. None of the Funds will make investments for the purpose of exercising control or management of any company.

             6. Each of the Funds will limit its purchases of securities of any one issuer (other than the United States or an agency or instrumentality of the United States Government) in such a manner that it will satisfy the requirements of Section 5(b)(1) of the Investment Company Act of 1940. Pursuant to Section 5(b)(1) of the Investment Company Act of 1940 at least 75% of the value of a Fund's total assets must be represented by cash and cash items (including receivables), U.S. Government securities, securities of other investment companies, and other securities for the purpose of the foregoing limited in respect of any one issuer to an amount not greater than 5% of the value of the total assets of such Fund and to not more than 10% of the outstanding voting securities of such issuer.

             7. None of the Funds will concentrate 25% or more of the value of its assets, determined at the time an investment is made, exclusive of U.S. Government securities, in securities issued by companies primarily engaged in the same industry, except that The Primary Income Fund will concentrate more than 25% of the value of its assets in companies primarily engaged in the utility industry.

             8. None of the Funds will acquire or retain any security issued by a company, an officer or director of which is an officer or director of either Company or an officer, director or other affiliated person of such Fund's investment adviser.

             9. None of the Funds will acquire or retain any security issued by a company if any of the directors or officers of either Company, or directors, officers or other affiliated persons of such Fund's investment adviser, beneficially own more than 1/2% of such company's securities and all of the above persons owning more than 1/2% own together more than 5% of its securities.

             10. None of the Funds will act as an underwriter or distributor of securities other than shares of the applicable Company and will not purchase any securities which are restricted from sale to the public without registration under the Securities Act of 1933, as amended.

             11. None of the Funds will purchase any interest in any oil, gas or any other mineral exploration or development program.

             12. None of the Funds will purchase or sell real estate or real estate mortgage loans, but each of the Funds may purchase securities of issuers whose assets consist primarily of real estate or real estate mortgage loans.

             13. None of the Funds will purchase or sell commodities or commodities contracts.

             14. None of the Funds will invest more than 5% of such Fund's total assets in securities of issuers which have a record of less than three years of continuous operation, including the operation of any predecessor business of a company which came into existence as a result of any merger, consolidation, reorganization or purchase of substantially all of the assets of such predecessor business.

             15. No Fund's investments in illiquid and/or not readily marketable securities will exceed 10% of such Fund's total assets. The Funds have no current intention of investing in illiquid and/or not readily marketable securities.

                            INVESTMENT CONSIDERATIONS

             As set forth above under the caption "INVESTMENT RESTRICTIONS," The Primary Income Fund will concentrate more than 25% of the value of its assets in securities issued by companies primarily engaged in the utility industry. Public utilities, whether state, municipal or investor-owned, often experience certain problems associated with this industry, including the difficulty in obtaining an adequate return on invested capital in spite of frequent increases in rates which have been granted by the Public Service Commissioners having jurisdiction, the difficulty in financing large construction programs during an inflationary period, the restrictions on operations and increased cost and delays attributable to environmental considerations, the difficulty of the capital markets in absorbing utility debt and equity securities, the difficulty in obtaining fuel for electric generation at reasonable prices and the effects of energy conservation. Certain utilities in which The Primary Income Fund may invest may operate nuclear electric generation facilities. Various governmental bodies are conducting, and may be expected to conduct in the future, reviews relating to nuclear electric generation. It is difficult to predict with any degree of certainty the findings, recommendations and other results of these or any future studies and hearings, whether any recommended legislation will be adopted, or whether governmental regulations affecting nuclear generation will be significantly modified. While it is difficult to predict the effect of any of the foregoing on such utilities or any of their products, facilities under construction may be subjected to changes in regulatory requirements and to closer regulatory scrutiny, which in turn may increase exposure to licensing related impacts on schedules, design and operating requirements.

             In seeking to achieve their respective investment objectives, each of The Primary Trend Fund and The Primary Income Fund may invest up to 5% of its total assets in corporate obligations rated less than investment grade if, in the opinion of the Adviser, such lesser rating is due to a special situation or other extenuating circumstances. See "WHAT ARE THE FUNDS' INVESTMENT POLICIES -- The Primary Trend Fund" and " -- The Primary Income Fund" in the Prospectus. Corporate obligations rated less than investment grade (hereinafter referred to as "low-rated securities") are commonly referred to as "junk bonds", and while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with investments in low-rated securities are discussed below. See "DESCRIPTION OF SECURITIES RATINGS."

   Effect of Interest Rates and Economic Changes

             Even though the exposure of The Primary Trend Fund and The Primary Income Fund to the low-rated security market is limited to a maximum of 5% of their respective total assets, the Funds are required to provide the following discussion of such market.

             The low-rated security market is relatively new and its growth paralleled a long economic expansion. As a result, it is not clear how this market may withstand a prolonged recession or economic downturn. Such a prolonged economic downturn could severely disrupt the market for and adversely affect the value of high-yield securities.

             Interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise.
   The market values of low-rated securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Low-rated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of low-rated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by an issuer of low-rated securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a low-rated security defaulted, The Primary Trend Fund and/or The Primary Income Fund might incur additional expenses in seeking recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of low-rated securities and thus in either Fund's net asset value.

             As previously stated, the value of a low-rated security generally will decrease in a rising interest rate market, and accordingly, so normally will the respective net asset values of The Primary Trend Fund and The Primary Income Fund. If either of such Funds experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of low-rated securities (discussed below), either The Primary Trend Fund or The Primary Income Fund may be forced to liquidate these securities at a substantial discount. Any such liquidation would reduce such Fund's asset base over which expenses could be allocated and could result in a reduced rate of return for such Fund.

   Payment Expectations

             Low-rated securities typically contain redemption, call or prepayment provisions which permit the issuer of such securities containing such provisions to, at their discretion, redeem the securities. During periods of falling interest rates, issuers of low-rated securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities or otherwise redeem them, The Primary Trend Fund and/or The Primary Income Fund may have to replace the securities with a lower yielding security which would result in lower returns for such Funds.

   Credit Ratings

             Credit ratings issued by credit rating agencies evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of low-rated securities and therefore may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in low-rated securities will be more dependent on the Adviser's credit analysis than would be the case with investments in investment grade debt securities. The Adviser employs its own credit research and analysis which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. The Adviser continually monitors the investments in The Primary Trend Fund's and The Primary Income Fund's portfolios and carefully evaluates whether to dispose of or to retain low-rated securities whose credit ratings or credit quality may have changed.

   Liquidity and Valuation

             The Primary Trend Fund and The Primary Income Fund may have difficulty disposing of certain low-rated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all low-rated securities there is no established retail secondary market for many of these securities. Such Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security, and accordingly, the respective asset values of The Primary Trend Fund and The Primary Income Fund, and such Funds' ability to dispose of particular securities when necessary to meet their liquidity needs or in response to a specific economic event, or an event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities may also make it more difficult for The Primary Trend Fund and The Primary Income Fund to obtain accurate market quotations for purposes of valuing their respective portfolios. Market quotations are generally available on many low-rated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield securities, especially in a thinly-traded market.
   New and Proposed Legislation

             Legislation has been adopted, and from time to time proposals have been discussed regarding new legislation, designed to limit the use of certain low-rated securities by certain issuers. An example of legislation was the relatively recent law which required federally insured savings and loan associations to divest over time their investments in low-rated securities. New legislation could further reduce the market for such securities generally, could negatively affect the financial condition of the issuers of low-rated securities and could adversely affect the low-rated security market in general. It is not currently possible to determine the impact of the recent legislation or the proposed legislation on the low-rated securities market. However, it is anticipated that if additional legislation is enacted, it could have a material effect on the value of low-rated securities and the existence of a secondary trading market for the securities.

   Zero Coupon and Pay-In-Kind and Step Coupon Securities

             The Primary Income Fund may invest in zero coupon, pay-in-kind and step coupon securities. Zero coupon and step coupon bonds are issued and traded at a discount from their face amounts. They do not entitle the holder to any periodic payment of interest prior to maturity or prior to a specified date when the securities begin paying current interest. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer.

             Current federal income tax law requires holders of zero coupon securities and step coupon securities to report as interest income each year the portion of the original issue discount on such securities that accrues that year, even though the holders receive no cash payments of interest during the year. In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), the Company must distribute each Fund's investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds. Because The Primary Income Fund will not receive on a current basis cash payments in respect of accrued original issue discount on zero coupon bonds or step coupon bonds during the period before interest payments commence, in some years The Primary Income Fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirement under the Code. Such cash might be obtained from selling other portfolio holdings of the Fund.
   These actions are likely to reduce the assets to which Fund expenses could be allocated and to reduce the rate of return for the Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the Fund to sell the securities at the time.

             The market prices of zero coupon, step coupon and pay-in-kind securities generally are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of debt securities having similar maturities and credit quality.

                     DIRECTORS AND OFFICERS OF THE COMPANIES

             The same persons currently serve as directors and officers of both The Primary Trend Fund, Inc. and The Primary Income Funds, Inc. The name, address, principal occupations during the past five years and other information with respect to each of the directors of the Companies are as follows:

   DAVID R. AUSHWITZ*

   700 North Water Street
   Milwaukee, Wisconsin
   (SENIOR VICE PRESIDENT AND A DIRECTOR OF EACH COMPANY)

             Mr. Aushwitz has served as Senior Vice President and a director of The Primary Trend Fund, Inc. and The Primary Income Funds, Inc. since January, 1990. He is also President and a director of Arnold Investment Counsel Incorporated, Milwaukee, Wisconsin, a position he has held since November, 1989. Arnold Investment Counsel Incorporated (the "Adviser"), an investment advisory firm organized in February, 1978, is the investment adviser of the Funds. From August, 1988 to November, 1989, Mr. Aushwitz was a Vice President and Director of Research of the Adviser. Prior to that time, he served as a Vice President of both Marshall & Ilsley Corporation and M&I Investment Management Corp., beginning in March, 1973.

   * Mr. Aushwitz and Ms. Gust are directors who are "interested persons" of the Companies as that term is defined in the Investment Company Act of 1940.


   JOSEPH L. COOK

   1220 South Grand Avenue
   Waukesha, Wisconsin
   (A DIRECTOR OF EACH COMPANY)

             Mr. Cook has been a practicing attorney since 1975. He has served as a director of The Primary Trend Fund, Inc. since it was founded in 1986 and as a director of The Primary Income Funds, Inc. since it was founded in 1989.


   LILLI GUST*

   700 North Water Street
   Milwaukee, Wisconsin
   (PRESIDENT AND A DIRECTOR OF EACH COMPANY)

             Ms. Gust is Executive Vice President, Secretary-Treasurer and a director of the Adviser and has been an officer of the Adviser since February, 1978. She is President and a director of The Primary Trend Fund, Inc. and has been an officer and a director thereof since its inception in 1986. She is also President and a director of The Primary Income Funds, Inc. and has been an officer and a director thereof since its inception in 1989.

             The name, address, principal occupations during the past five years and other information with respect to each of the officers of the

   * Mr. Aushwitz and Ms. Gust are directors who are "interested persons" of the Companies as that term is defined in the Investment Company Act of 1940.

   Companies who are not directors are as follows:

   JAMES R. ARNOLD, JR.

   700 North Water Street
   Milwaukee, Wisconsin
   (SECRETARY-TREASURER OF EACH COMPANY)

             Mr. Arnold is a Vice President of the Adviser and the Secretary-Treasurer of both The Primary Trend Fund, Inc. and The Primary Income Funds, Inc. He joined the Adviser in October, 1985.

   BARRY S. ARNOLD

   700 North Water Street
   Milwaukee, Wisconsin
   (ASSISTANT SECRETARY OF EACH COMPANY)


             Mr. Arnold is an Assistant Vice President of the Adviser and the Assistant Secretary of both The Primary Trend Fund, Inc. and The Primary Income Funds, Inc. He joined the Adviser in September, 1987.

   DANIEL M. HANRAHAN

   700 North Water Street
   Milwaukee, Wisconsin
   (ASSISTANT TREASURER OF EACH COMPANY)

             Mr. Hanrahan is an employee of the Adviser and the Assistant Treasurer of both The Primary Trend Fund, Inc. and The Primary Income Funds, Inc. He joined the Adviser in September, 1988.


             James R. Arnold, Jr. and Barry S. Arnold are brothers.

             During the fiscal year ended June 30, 1995, each Company paid $500 in aggregate remuneration to its disinterested director. Each Company's standard method of compensating directors is to pay each disinterested director a fee of $250 for each meeting of the Board of Directors of such Company attended.

                             OWNERSHIP OF MANAGEMENT
                           AND PRINCIPAL SHAREHOLDERS


             As of September 30, 1995, all officers and directors of The Primary Trend Fund, Inc. as a group (6 persons) beneficially owned 92,113 shares of The Primary Trend Fund, which constituted 5.2% of the outstanding shares of such Fund at such date. As of September 30, 1995, the only shareholder known to the Fund to beneficially own more than five percent (5%) of its then outstanding shares was Ruth L. Leef (Elm Grove, Wisconsin, 53122), who owned 126,138 shares, or 7.1% of the total shares outstanding. The following table sets forth certain information regarding the ownership of outstanding shares of each of The Primary Income Fund and The Primary U.S. Government Fund as of September 30, 1995, by (i) each person known by The Primary Income Fund, Inc. to own more than 5% of either Fund's outstanding shares, and (ii) all directors and officers of The Primary Income Fund, Inc. as a group. Unless otherwise indicated, each shareholder possesses both record and beneficial ownership of the shares listed opposite his or her name.


                             The Primary Income Fund

                                      Amount of
        Name and Address              Beneficial          Percent
       of Beneficial Owner            Ownership           of Class


   Marshall & Ilsley Trust
      Company, Trustee
   FBO Carroll College
   Milwaukee, Wisconsin 53202          53,391               16.5%

   Carolyn V. Arnold IRA
   New Berlin, Wisconsin  53146        31,657                9.8%

   Directors and Officers
   as a Group (6 persons)              28,783*               8.9%


   _____________________

        * The amount shown includes the shares of such Fund held of record by Arnold Investment Counsel Incorporated. Arnold Investment Counsel Incorporated is controlled by Lilli Gust. See "INVESTMENT ADVISER."

                        The Primary U.S. Government Fund

                                      Amount of
   Name and Address                   Beneficial          Percent
   of Beneficial Owner                Ownership           of Class


   Carolyn V. Arnold IRA
   New Berlin, Wisconsin  53146        33,753               27.5%

   Burnell F. Eckardt
   Sheboygan, Wisconsin  53081         15,372               12.5%

   Arnold Investment
    Counsel Incorporated*
   Milwaukee, Wisconsin  53202         15,245               12.4%

   Lilli Gust
   Milwaukee, Wisconsin  53208          7,410                6.0%

   Directors and Officers
   as a Group (6 persons)              22,834**             18.6%


   _____________________

         * Arnold Investment Counsel Incorporated is controlled by Lilli Gust. See "INVESTMENT ADVISER."

        ** The amount shown includes the shares of such Fund held of record by Arnold Investment Counsel Incorporated.


             By virtue of her stock ownership, Mrs. Carolyn V. Arnold is deemed to control The Primary U.S. Government Fund. In combination with the holders of more than 22.5% of The Primary U.S. Government Fund's outstanding stock, she owns sufficient shares to approve or disapprove all matters (other than the election of directors of the Company or the approval of auditors) brought before such Fund's shareholders. Mrs. Arnold does not control The Primary Income Fund, The Primary Trend Fund or either of the Companies.



                               INVESTMENT ADVISER


             As set forth in the Prospectus under the caption "WHO MANAGES THE FUNDS?" the investment adviser to the Funds is Arnold Investment Counsel Incorporated (the "Adviser"). The Adviser is controlled by Lilli Gust, by virtue of her having voting control of a majority of the Adviser's outstanding shares. Pursuant to investment advisory agreements between the respective Funds and the Adviser (the "Agreements"), the Adviser furnishes continuous investment advisory and management services to the Funds. For the fiscal years ended June 30, 1995, 1994 and 1993, The Primary Trend Fund paid the Adviser fees of $153,886, $174,720 and $208,255, respectively, pursuant to its Agreement. For the fiscal years ended June 30, 1995, 1994 and 1993, the Adviser effectively waived 100% of its advisory fee for each of The Primary Income Fund and The Primary U.S. Government Fund as a result of the expense reimbursements discussed below.


             The Funds will pay all of their expenses not assumed by the Adviser pursuant to the Agreements, including, but not limited to: the costs of preparing and printing their registration statements required under the Securities Act of 1933 and the Act and any amendments thereto; the expense of registering their shares with the Securities and Exchange Commission and the various states; the printing and distribution cost of prospectuses mailed to existing shareholders; interest charges; brokerage commissions; and expenses incurred in connection with portfolio transactions. The Funds will also pay: the fees of directors who are not interested persons of the Adviser; director and officer liability insurance, if any; salaries of administrative and clerical personnel; association membership dues; auditing and accounting services; legal fees and expenses; fees and expenses of any custodian or trustee having custody of the Funds' assets; expenses of calculating the Funds' net asset values and repurchasing and redeeming shares; and charges and expenses of dividend disbursing agents, registrars and stock transfer agents, including the cost of keeping all necessary shareholder records and accounts and handling any related problems.


             The Adviser has agreed to reimburse The Primary Income Fund for all expenses exceeding an annual rate of .84% of its average daily net assets and The Primary U.S. Government Fund for all expenses exceeding an annual rate of .75% of its average daily net assets (for this purpose "all expenses" include the investment advisory fee, but exclude interest, taxes, brokerage commissions and extraordinary items). It will be each of such Funds' practice, if any expense reimbursement is necessary, to reduce the investment advisory fee and any other amounts owed the Adviser, by the amount of such excess. During the fiscal years ended June 30, 1995, 1994 and 1993 each of such Funds' expenses exceeded their respective limits. Accordingly, the amounts owed the Adviser by The Primary Income Fund and The Primary U.S. Government Fund were reduced by $29,838 (including $28,945 of advisory fees) and $25,240 (including $8,535 of advisory fees), respectively, for the fiscal year ended June 30, 1995; $40,008 (including $24,840 of advisory fees) and $33,504 (including $8,917 of advisory fees), respectively, for the fiscal year ended June 30, 1994; and $40,334 (including $18,893 of advisory fees) and $34,814 (including $8,076 of advisory fees), respectively, for the fiscal year ended June 30, 1993. These voluntary reimbursements to The Primary Income Fund and The Primary U.S. Government Fund may be modified or discontinued at any time by the Adviser.



             Under the Agreements, regardless of the voluntary expense reimbursements discussed above, the Adviser must reimburse each Fund (including The Primary Trend Fund) to the extent that its annual operating expenses, including investment advisory fees (net of any reimbursements made by the Adviser), but excluding interest, taxes, brokerage commissions and extraordinary items, exceed that percentage of the average net assets of such Fund for such year, as determined by valuations made as of the close of each business day of the year, which is the most restrictive percentage provided by the state laws of the various states in which the shares of such Fund are qualified for sale or, if the states in which the shares of such Fund are qualified for sale impose no such restrictions, 2%. Although state requirements are subject to change, the percentage currently applicable to each of the Funds is 2-1/2% of the first $30,000,000 of its average net assets; 2% of the next $70,000,000 of its average net assets; and 1-1/2% on average net assets in excess of $100,000,000. Each Fund monitors its expense ratio on a monthly basis. If the accrued amount of the expenses of a Fund exceeds the expense limitation, the Fund records an account receivable from the Adviser for the amount of such excess. In such a situation, the monthly payment of the Adviser's fee will be reduced by the amount of such excess, subject to adjustment month by month during the balance of the Funds' fiscal year if accrued expenses thereafter fall below this limit. The adjustment will be reconciled at the end of the Fund's fiscal year and not carried forward. Except as set forth in the preceding paragraph, no reimbursement was required for the Funds during the fiscal years ended June 30, 1995, 1994 and 1993.


             Each of the Agreements will remain in effect as long as its continuance is specifically approved at least annually by (i) the Board of Directors of the applicable Company, or by the vote of a majority (as defined in the Investment Company Act of 1940) of the outstanding shares of the applicable Fund, and (ii) by the vote of a majority of the directors of the applicable Company who are not parties to the Agreements or interested persons of the Adviser, cast in person at a meeting called for the purpose of voting on such approval. Each of the Agreements provides that it may be terminated at any time without the payment of any penalty, by the Board of Directors of the applicable Company or by vote of a majority of the shares of the applicable Fund, on sixty (60) days' written notice to the Adviser, and by the Adviser on the same notice to the applicable Fund, and that it shall be automatically terminated if it is assigned.

             The Agreements provide that the Adviser shall not be liable to any of the Funds or their shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties. The Agreements also provide that the Adviser and its officers, directors and employees may engage in other businesses, devote time and attention to any other business, whether of a similar or dissimilar nature, and render investment advisory services to others.

                        DETERMINATION OF NET ASSET VALUE

             As set forth in the Prospectus under the caption "HOW IS EACH FUND'S SHARE PRICE DETERMINED?" the net asset value of each Fund will be determined (except as otherwise noted in the succeeding paragraph) as of the close of regular trading (currently 3:00 P.M. Central Time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is open for trading Monday through Friday except New Year's Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the New York Stock Exchange will not be open for trading on the preceding Friday, and when any such holiday falls on a Sunday, the New York Stock Exchange will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period.

             Notwithstanding the preceding paragraph, the net asset value for The Primary U.S. Government Fund also will not be determined on days when the Federal Reserve is closed. In addition to the days on which the New York Stock Exchange is not open for trading, the Federal Reserve is closed on Martin Luther King, Jr. Day, Columbus Day and Veterans Day.

                        PERFORMANCE AND YIELD INFORMATION

             Any total return quotation for The Primary Trend Fund, The Primary Income Fund or The Primary U.S. Government Fund will assume the reinvestment of all dividends and capital gains distributions which were made by the applicable Fund during that period. Any period total return quotation of a Fund will be calculated by dividing the net change in value of a hypothetical shareholder account established by an initial payment of $1,000 at the beginning of the period by $1,000. The net change in the value of a shareholder account is determined by subtracting $1,000 from the product obtained by multiplying the net asset value per share at the end of the period by the sum obtained by adding (A) the number of shares purchased at the beginning of the period plus (B) the number of shares purchased during the period with reinvested dividends and distributions. Any average annual total return quotation of a Fund will be calculated by dividing the value at the end of the period (i.e., the product referred to in the preceding sentence) by $1,000. A root equal to the period, measured in years, in question is then determined and 1 is subtracted from such root to determine the average annual total return.

             The foregoing computation may also be expressed by the following formula:

                                        n
                                  P(1+T)  = ERV

             P =  a hypothetical initial payment of $1,000

             T =  average annual total return

             n =  number of years

           ERV = ending value of a hypothetical $1,000 payment made at the beginning of the stated periods at the end of the stated periods.


             The Primary Trend Fund's annual compounded rate of return for the one and five year periods ended June 30, 1995 was +17.03% and +8.42%, respectively, and for the period from September 15, 1986 (beginning of operations) through June 30, 1995 was 8.26%. The Primary Income Fund's annual compounded rate of return for the one- and five-year periods ended June 30, 1995 was +14.84% and +10.37%, respectively, and for the period from September 1, 1989 (beginning of operations) through June 30, 1995 was +9.60%. The Primary U.S. Government Fund's annual compounded rate of return for the one- and five-year periods ended June 30, 1995 was +10.21% and +7.5%, respectively, and for the period from September 1, 1989 (beginning of operations) through June 30, 1995, was +7.51%. An average annual compounded rate of return refers to the rate of return which, if applied to an initial investment at the beginning of a stated period and compounded over the period, would result in the redeemable value of the investment at the end of the stated period. The calculation assumes reinvestment of all dividends and distributions and reflects the effect of all recurring fees.

             The results below show the value of an assumed initial investment in The Primary Trend Fund of $10,000 made on September 15, 1986 through June 30, 1995, assuming reinvestment of all dividends and distributions.
                                 Value of
                                 $10,000             Cumulative
             June 30            Investment           % Change

               1987              $11,620               +16.20%
               1988               12,276               +22.76
               1989               13,606               +36.06
               1990               13,415               +34.15
               1991               14,850               +48.50
               1992               15,927               +59.27
               1993               17,225               +72.25
               1994               17,178               +71.78
               1995               20,102              +101.02



             The foregoing performance results are based on historical earnings and should not be considered as representative of the performance of The Primary Trend Fund, The Primary Income Fund or The Primary U.S. Government Fund in the future. Such performance results also reflect reimbursements made by the Adviser during the fiscal years ended June 30, 1995, 1994, 1993, 1992 and 1991 and the ten-month period ended June 30, 1990 to keep The Primary Income Fund's and The Primary U.S. Government Fund's total annual fund operating expenses at or below .84% and .75%, respectively, of average daily net assets. An investment in any of the Funds will fluctuate in value and at redemption its value may be more or less than the initial investment.


             The Primary Income Fund and The Primary U.S. Government Fund may cite yields in advertisements, sales literature or information to shareholders. Each Fund's yield is based on a 30-day period and is computed by dividing the net investment income per share earned during the period by the net asset value per share on the last day of the period, according to the following formula:

                        a-b     6
             YIELD = 2[(--- + 1) -1]
                        cd

             Where:  a =    dividends and interest earned during the period.

                     b =    expenses accrued for the period (net of
                            reimbursements).

                     c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

                     d = the net asset value per share on the last day of the period.


             The yield for the thirty days ended June 30, 1995 was 4.12% for The Primary Income Fund and 5.58% for The Primary U.S. Government Fund. Yield fluctuations may reflect changes in the applicable Fund's net income, and portfolio changes resulting from net purchases or net redemptions of the Fund's shares may affect the yield. Accordingly, such Fund's yield may vary from day to day, and the yield stated for a particular past period is not necessarily representative of its future yield. Neither Fund's yield is guaranteed, nor is its principal insured.


             Yield information may be useful in reviewing the performance of each of The Primary Income Fund and The Primary U.S. Government Fund and for providing a basis for comparison with other investment alternatives. However, since net investment income of each Fund changes in response to fluctuations in interest rates and such Fund's expenses, any given yield quotation should not be considered representative of its yield for any future period. An investor should also be aware that there are differences in investments other than yield.

             Furthermore, a particular Fund's yield will be affected if it experiences a net inflow of new money which is invested at interest rates different from those being earned on its then-current investments. An investor's principal in a particular Fund and such Fund's return are not guaranteed.

                               PURCHASE OF SHARES

             The Articles of Incorporation of The Primary Trend Fund, Inc. permit the issuance of shares of The Primary Trend Fund in exchange for securities of a character which are permitted investments of such Fund. The Articles of Incorporation of The Primary Income Funds, Inc. permit the issuance of shares of either The Primary Income Fund or The Primary U.S. Government Fund in exchange for securities of a character which are permitted investments of the applicable Fund. However, neither Company anticipates issuing Fund shares for investment securities in the foreseeable future. Any such issuances will be limited to a bona fide reorganization, statutory merger, or other acquisitions of portfolio securities which: (a) meet the investment objectives and policies of the applicable Fund; (b) are acquired for investment and not for resale; (c) are liquid securities which are not restricted as to transfer either by law or liquidity of market; and (d) have a value which is readily ascertainable (and not established only by evaluation procedures) as evidenced by a listing on the American Stock Exchange, the New York Stock Exchange, or NASDAQ. For purposes of determining the number of shares to be issued, the securities to be exchanged will be valued in the same manner as the applicable Fund's portfolio securities.

                        ALLOCATION OF PORTFOLIO BROKERAGE

             Decisions to buy and sell securities for the Funds are made by the Adviser subject to review by the appropriate Company's Board of Directors. In placing purchase and sale orders for portfolio securities for each Fund, it is the policy of the Adviser to seek the best execution of orders at the most favorable price in light of the overall quality of brokerage and research services provided. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in best execution at the most favorable price involves a number of largely judgmental considerations. Among these are the Adviser's evaluation of the broker's efficiency in executing and clearing transactions and the broker's financial strength and stability. The Funds may also allocate portfolio brokerage on the basis of recommendations to purchase shares of the applicable Fund made by brokers if the Adviser reasonably believes the commissions and transaction quality are comparable to that available from other brokers.

             In allocating brokerage business for the Funds, the Adviser also takes into consideration the research, analytical, statistical and other information and services provided by the broker, such as general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, and the availability of the brokerage firm's analysts for consultation. While the Adviser believes these services have substantial value, they are considered supplemental to the Adviser's own efforts in the performance of its duties under the Agreements. Other clients of the Adviser may indirectly benefit from the availability of these services to the Adviser, and the Funds may indirectly benefit from services available to the Adviser as a result of transactions for other clients. The Adviser may cause the Funds to pay a broker which provides brokerage and research services to the Adviser a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the same transaction, if the Adviser determines that such commission is reasonable in relation to the value of the services provided.


             Brokerage commissions paid by The Primary Trend Fund during its fiscal years ended June 30, 1995, 1994 and 1993 totaled $37,252 on transactions of $10,445,384; $116,926 on transactions of $29,384,136; and $103,009 on transactions of $23,553,237, respectively. During the fiscal year ended June 30, 1995, The Primary Trend Fund paid commissions of $29,062 on transactions of $8,390,231 to brokers who provided research services to the Adviser. Brokerage commissions paid by The Primary Income Fund during its fiscal years ended June 30, 1995, 1994 and 1993 totaled $9,816 on transactions of $2,625,331; $11,950 on transactions of $3,066,627; and $7,806 on transactions of $1,853,295, respectively.
   During the fiscal year ended June 30, 1995, The Primary Income Fund paid commissions of $7,015 on transactions of $1,837,305 to brokers who provided research services to the Adviser. The Primary U.S. Government Fund paid no brokerage commissions during its fiscal years ended June 30, 1995, 1994 and 1993.


                                    CUSTODIAN

             Firstar Trust Company, 615 East Michigan Street, Milwaukee, Wisconsin 53202, acts as custodian for the Funds. As such, Firstar Trust Company holds all securities and cash of the Funds, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the respective Companies. Firstar Trust Company does not exercise any supervisory function over the management of the Funds, the purchase and sale of securities or the payment of distributions to shareholders. Firstar Trust Company also acts as the Funds' transfer agents and dividend disbursing agents.

                                      TAXES

             As set forth in the Prospectus under the caption "WHAT ABOUT DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES?" each of the Companies intends to qualify annually for and elect tax treatment applicable to a regulated investment company under Subchapter M of the Code.

             Dividends from each Fund's net investment income and distributions from each Fund's net realized short-term capital gains are taxable to shareholders as ordinary income, whether received in cash or in additional shares. The 70% dividends-received deduction for corporations may apply to such dividends and distributions, subject to proportionate reductions if the aggregate dividends received by a Fund from domestic corporations in any year are less than 100% of such Fund's gross income.

             Any dividend or capital gains distribution paid shortly after a purchase of shares will have the effect of reducing the per share net asset value of such shares by the amount of the dividend or distribution. Furthermore, if the net asset value of the shares immediately after a dividend or distribution is less than the cost of such shares to the shareholder, the dividend or distribution will be taxable to the shareholder even though it results in a return of capital.

             Shareholders may realize a capital gain or capital loss in any year in which they redeem shares. The gain or loss is the difference between the shareholder's basis (cost) and the redemption price of the shares redeemed.

             Each Fund may be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividend payments and redemption proceeds if a shareholder fails to furnish such Fund with his Social Security or other tax identification number and certify under penalty of perjury that such number is correct and that he is not subject to backup withholding due to the underreporting of income. The certification form is included as part of the account application and should be completed when the account is opened.


                              INDEPENDENT AUDITORS

             The Funds' independent auditors, Ernst & Young LLP, 111 East Kilbourn Avenue, Milwaukee, Wisconsin, audit and report on the Funds' annual financial statements, review certain regulatory reports and the Funds' federal income tax returns, and perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Funds. Shareholders will receive annual audited financial statements and semiannual unaudited financial statements.

                              FINANCIAL STATEMENTS

        The following financial statements are incorporated by reference to the Annual Report, dated June 30, 1995, of The Primary Trend Funds (File Nos. 811-04704 and 811-05831), as filed with the Securities and Exchange Commission on August 16, 1995:

                          The Primary Trend Fund, Inc.

                  Portfolio of Investments
                  Statements of Assets and Liabilities
                  Statements of Operations
                  Statements of Changes in Net Assets
                  Financial Highlights
                  Notes to Financial Statements
                  Report of Independent Auditors

                         The Primary Income Funds, Inc.

                  Portfolio of Investments
                  Statements of Assets and Liabilities
                  Statements of Operations
                  Statements of Changes in Net Assets
                  Financial Highlights
                  Notes to Financial Statements
                  Report of Independent Auditors

                        DESCRIPTION OF SECURITIES RATINGS


             As set forth in the Prospectus under the caption "WHAT ARE THE FUNDS' INVESTMENT POLICIES?" the Funds may invest in "investment grade" corporate obligations (securities rated "BBB" or better by Standard & Poor's Corporation or "Baa" or better by Moody's Investors Service, Inc.). However, The Primary Trend Fund and The Primary Income Fund also may, from time to time, purchase corporate obligations rated less than investment grade if, in the opinion of the Adviser, such lesser rating is due to a special situation or other extenuating circumstance. A brief description of the ratings symbols and their meanings follows.

             Standard & Poor's Corporation ("Standard & Poor's") Debt Ratings. A Standard & Poor's corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees.

             The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

             The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

             The ratings are based, in varying degrees, on the following considerations:

             I. Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

             II.  Nature of and provisions of the obligation;

             III. Protection afforded by, and relative position of
                  the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights;

             AAA - Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

             AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

             A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in the higher rated categories.

             BBB - Debt rated BBB has an adequate capacity to pay interest and repay principal. Whereas such debt normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

             BB, B, CCC, CC - Debt rated BB, B, CCC or CC is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

             Moody's Investors Service, Inc. ("Moody's") Bond Ratings.

             Aaa - Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large, or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

             Aa - Bonds which are Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

             A - Bonds which are rate A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

             Baa - Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

             Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes Bonds in this class.

             B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

             Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

             Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.


             Moody's applies numerical modifiers 1, 2 and 3 in each of the foregoing generic rating classifications. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.


                                     PART C


                                OTHER INFORMATION

   Item 24.  Financial Statements and Exhibits


   (a.) Financial Statements (Financial Highlights included in Part A and all incorporated by reference to the Annual Report, dated June 30, 1995 (File No. 811-05831), of The Primary Income Funds, Inc. (as filed with the Securities and Exchange Commission on August 16, 1995))


        The Primary Income Funds, Inc.

        Portfolio of Investments

        Statements of Assets and Liabilities

        Statements of Operations

        Statements of Changes in Net Assets

        Financial Highlights

        Notes to Financial Statements

        Report of Independent Auditors

   (b.) Exhibits

        (1)  Registrant's Articles of Incorporation; Exhibit 1 to
             Registrant's Registration Statement on Form N-1A is incorporated by reference pursuant to Rule 411 under the Securities Act of 1933.

      (2.1) Registrant's Bylaws; Exhibit 2 to Post-Effective Amendment No. 4 to Registrant's Registration Statement on Form N-1A is incorporated by reference pursuant to Rule 411 under the Securities Act of 1933.

      (2.2) Amendment to Registrant's Bylaws; Exhibit 2.2 to Post-Effective Amendment No. 6 to Registrant's Registration Statement on Form N-1A is incorporated by reference pursuant to Rule 411 under the Securities Act of 1933.

        (3)  None

        (4) Specimen Stock Certificates; Exhibit 4 to Pre-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-1A is incorporated by reference pursuant to Rule 411 under the Securities Act of 1933.

      (5.1)  Investment Advisory Agreement for The Primary Income Fund;
             Exhibit 5.2 to Post-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A is incorporated by reference pursuant to Rule 411 under the Securities Act of 1933.

      (5.2) Investment Advisory Agreement for The Primary U.S. Government Fund; Exhibit 5.3 to Post-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A is incorporated by reference pursuant to Rule 411 under the Securities Act of 1933.

        (6)  None

        (7)  None

        (8) Custodian Agreement with Firstar Trust Company (formerly First Wisconsin Trust Company); Exhibit 8 to Pre-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-1A is incorporated by reference pursuant to Rule 411 under the Securities Act of 1933.

        (9)  None

       (10) Opinion of Foley & Lardner, counsel for Registrant; Exhibit 10 to Post-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A is incorporated by reference pursuant to Rule 411 under the Securities Act of 1933.

       (11)  Consent of Independent Auditors

       (12)  None

       (13) Subscription Agreement; Exhibit 13 to Pre-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-1A is incorporated by reference pursuant to Rule 411 under the Securities Act of 1933.

     (14.1) Individual Retirement Custodial Account; Exhibit 14.1 to Post-Effective Amendment No. 6 to Registrant's Registration Statement on Form N-1A is incorporated by reference pursuant to Rule 411 under the Securities Act of 1933.

     (14.2) Defined Contribution Retirement Plan; Exhibit 14.2 to Post-Effective Amendment No. 6 to Registrant's Registration Statement on Form N-1A is incorporated by reference pursuant to Rule 411 under the Securities Act of 1933.

     (14.3) Prototype 403(b) plan; Exhibit 14.3 to Post-Effective Amendment No. 6 to Registrant's Registration Statement on Form N-1A is incorporated by reference pursuant to Rule 411 under the Securities Act of 1933.

       (15)  None

       (16)  Computation of Performance Quotations


       (17)  Financial Data Schedule

       (18)  None


   Item 25.  Persons Controlled by or under Common Control with Registrant


             The Primary U.S. Government Fund is controlled by Mrs. Carolyn
   V. Arnold, who owned 27.5% of such Fund's voting securities as of September 30, 1995. Neither the Registrant nor The Primary Income Fund is controlled by any person. Registrant does not control any person.


   Item 26.  Number of Holders of Securities


                                      Number of Record Holders
        Title of Class                  as of September 30, 1995

        Class A   Common Stock, $.0001                 0
                  par value (The Primary
                  Money Market Fund)

        Class B   Common Stock, $.0001               383
                  par value (The Primary
                  Income Fund)

        Class C   Common Stock, $.0001               126
                  par value (The Primary
                  U.S. Government Fund)


   Item 27.  Indemnification

             The Wisconsin Business Corporation Law and Registrant's Bylaws provide for the indemnification of Registrant's directors and officers in a variety of circumstances, which may include liability under the Securities Act of 1933.

             The Bylaws provide that any director, officer, agent or employee of Registrant and any person similarly serving another enterprise at the request of Registrant is entitled to indemnification against expenses, judgments, fines and amounts paid in settlement reasonably incurred in any threatened, pending or completed proceeding if such person acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of Registrant, and with respect to any criminal proceeding, he had no reasonable cause to believe his conduct was unlawful; provided that Registrant may not indemnify any such person in relation to matters to which such person shall be adjudged in such action, suit or proceeding to be liable for gross negligence, willful misfeasance, bad faith or reckless disregard of the duties and obligations involved in the conduct of his office. Unless ordered by a court, the determination that indemnification of an individual is proper is to be made by (i) the board of directors, by a majority vote of a quorum which consists of directors who were not parties to the action, suit or proceeding nor interested persons of Registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940; or (ii) if the required quorum is not obtainable or if a quorum of disinterested directors so direct, by independent legal counsel in a written opinion.

             Expenses, including attorneys' fees, incurred in the preparation of and/or presentation of the defense of a civil or criminal action, suit or proceeding may be paid by Registrant in advance of the final disposition of such action, suit or proceeding in accordance with the requirements of the Wisconsin Business Corporation Law and the Securities and Exchange Commission. The current requirements are: (i) the indemnitee must undertake to repay such amount unless it shall ultimately be determined that the indemnitee is entitled to indemnification; and (ii) any of the following is made a condition of the advance: (A) the indemnitee shall provide a security for his undertaking; (B) Registrant shall be insured against losses arising by reason of any lawful advances; or (C) a majority of a quorum of the disinterested non-party directors of Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee will be found entitled to indemnification.

             Notwithstanding the foregoing, Section 180.0851 of the Wisconsin Business Corporation Law provides for mandatory indemnification (a) if a director, officer, employee or agent was successful on the merits or otherwise in the defense of a proceeding, and (b) if the director, officer, employee or agent was not successful on the merits or otherwise but the liability incurred was not the result of a breach or failure to perform a duty which constituted any of the following: (1) a willful failure to deal fairly with the corporation or its shareholders in connection with a matter in which the director, officer, employee or agent has a material conflict of interest; (2) a violation of criminal law, unless the director, officer, employee or agent had reasonable cause to believe his or her conduct was unlawful; (3) a transaction from which the director, officer, employee or agent derived an improper personal benefit; or (4) willful misconduct.

             Insofar as indemnification for and with respect to liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person or Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

   Item 28.  Business and Other Connections of Investment Adviser

             Information with respect to Ms. Gust and Messrs. David R. Aushwitz, James R. Arnold, Jr. and Barry S. Arnold is incorporated by reference to pages 8 through 10 of the Statement of Additional Information pursuant to Rule 411 under the Securities Act of 1933. Carolyn V. Arnold is a Vice President and Director of the Adviser. James T. Dean, Jr. and William J. O'Connor are Vice Presidents of the Adviser.

   Item 29.  Principal Underwriters

                    Registrant has no principal underwriters.

   Item 30.  Location of Accounts and Records

             All accounts, books, or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the physical possession of Registrant's Treasurer, James R. Arnold, Jr., at Registrant's corporate offices, 700 North Water Street, Milwaukee, Wisconsin 53202.

   Item 31.  Management Services

             All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.

   Item 32.  Undertakings

             Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES


             Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amended Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amended Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Milwaukee and the State of Wisconsin on the 24th day of October, 1995.



                                 THE PRIMARY INCOME FUNDS, INC.
                                 (Registrant)



                                 By:  /s/ Lilli Gust
                                      Lilli Gust
                                      President

             Pursuant to the requirements of the Securities Act of 1933, this Amended Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.


             Name                Title                    Date



   /s/ Lilli Gust           Principal Executive      October 24, 1995
   Lilli Gust               Officer and Director


   /s/ James R. Arnold, Jr. Principal Financial      October 24, 1995
   James R. Arnold, Jr.     and Accounting Officer


   /s/ David R. Aushwitz    Director                 October 24, 1995
   David R. Aushwitz


   /s/ Joseph L. Cook       Director                 October 24, 1995

   Joseph L. Cook

                                  EXHIBIT INDEX

   Exhibit No.                   Exhibit                  Page No.

       (1)             Registrant's Articles of
                       Incorporation*

       (2.1)           Registrant's Bylaws*

       (2.2)           Amendment to Registrant's Bylaws*

       (3)             None

       (4)             Specimen Stock Certificates*

       (5.1)           Investment Advisory Agreement for The Primary Income
                       Fund*

       (5.2)           Investment Advisory Agreement for The Primary U.S.
                       Government Fund*

       (6)             None

       (7)             None

       (8) Custodian Agreement with Firstar Trust Company (formerly First Wisconsin Trust Company)*

       (9)             None

       (10)            Opinion of Foley & Lardner Counsel for Registrant*

       (11)            Consent of Independent Auditors

       (12)            None

       (13)            Subscription Agreement*

       (14.1)          Individual Retirement Custodial Account*

       (14.2)          Defined Contribution Retirement Plan*

       (14.3)          Prototype 403(b) plan*

       (15)            None

       (16)            Computation of Performance Quotations


       (17)            Financial Data Schedule

       (18)            None


   __________________

   *    Incorporated by reference